                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         FIRST UNITED BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

     ---------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3) Filing Party:

     ---------------------------------------------------------------------------
     (4) Date Filed:

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

                         FIRST UNITED BANCSHARES, INC.
                           EL DORADO, ARKANSAS 71730

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 1999

To The Stockholders of First United Bancshares, Inc.:

     Notice is hereby given that the Annual Meeting of the Stockholders of First United Bancshares, Inc. ("the Company") will be held in the First National Building, El Dorado, Arkansas, on Tuesday, May 25, 1999, at 2:00 p.m. Central Daylight Time, for the following purposes:

          (1) To elect the board of directors who will serve until the next annual meeting of stockholders;

          (2) To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company until the next annual meeting of stockholders;

          (3) To consider and adopt the First United Bancshares, Inc. 1999 Employees' Long-Term Incentive Plan; and

          (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record as of the close of business on March 25, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Stockholders are cordially invited to attend the Annual Meeting in person.

                                            By Order of the Board of Directors

                                                   /s/ JAMES V. KELLEY

                                            ------------------------------------
                                            James V. Kelley
                                            Chairman of the Board, President and
                                            Chief Executive Officer

El Dorado, Arkansas
April 20, 1999

                             YOUR VOTE IS IMPORTANT

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE ANNUAL MEETING. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                     INDEX

                                                              PAGE
                                                              ----
SOLICITATION OF PROXY.......................................    1
REVOCATION OF PROXY.........................................    1
VOTING RIGHTS OF THE COMPANY'S SECURITIES
  General...................................................    1
  Cumulative Voting for Election of Directors...............    1
  Method of Voting..........................................    2
ELECTION OF DIRECTORS
  General...................................................    2
  Vote Required For Election................................    2
  Nominees for Directors....................................    3
  Director Nomination and Qualification.....................    4
  Meetings and Committees of the Board......................    4
  Compensation of Directors.................................    5
  Compliance with Section 16(a) of the Securities and
     Exchange Act of 1934...................................    5
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.........    5
PROPOSAL TO ADOPT THE FIRST UNITED BANCSHARES, INC. 1999
  EMPLOYEES' LONG-TERM INCENTIVE PLAN.......................    6
EXECUTIVE COMPENSATION AND CERTAIN SECURITY HOLDERS
  Report of Compensation, ESOP and Benefits Committee
     Compensation Policy....................................   11
     Measures of Performance................................   11
     Executive Compensation.................................   11
     Compensation of Chief Executive Officer................   12
  Stock Performance.........................................   13
  Compensation of Management................................   13
  Outstanding Voting Securities and Principal Holders
     Thereof................................................   16
  Security Ownership of Directors and Executive Officers....   17
  Option Grants in 1998.....................................   19
  Option Exercises in 1998 and 1998 Year-End Option
     Values.................................................   20
  Executive Agreements......................................   20
TRANSACTIONS WITH MANAGEMENT AND OTHERS.....................   21
ANNUAL REPORT...............................................   21
OTHER MATTERS...............................................   22
STOCKHOLDER PROPOSALS.......................................   22

                         FIRST UNITED BANCSHARES, INC.
                          MAIN AND WASHINGTON STREETS
                           EL DORADO, ARKANSAS 71730

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 1999

                            SOLICITATION OF PROXIES

     Each holder of record of Common Stock of First United Bancshares, Inc. ("the Company") as of the close of business on March 25, 1999 ("Record Date"), is entitled to vote at the Annual Meeting of Stockholders to be held in the First National Bank Building, Main and Washington Streets, El Dorado, Arkansas on Tuesday, May 25, 1999 at 2:00 p.m., and any adjournment thereof (the "Meeting"). A proxy card is enclosed for use at such Meeting if you are unable to attend in person. The persons named therein as proxies were selected by the Board of Directors of the Company and the proxy is solicited on behalf of the Board of Directors of the Company.

     This Proxy Statement and the accompanying Proxy Card are first being mailed
to stockholders on or about April   , 1999. Such solicitation is being made by
mail and may also be made in person or by telephone or telegraph by officers, directors or regular employees of the Company who will not be specially compensated for such additional solicitation, if necessary. All expenses incurred in such solicitation, including the reimbursement of certain fiduciaries for expenses incurred by them in forwarding the proxy solicitation materials to the beneficial owners of the Company's Common Stock held of record by such fiduciaries, will be borne by the Company.

                              REVOCATION OF PROXY

     The Company encourages the personal attendance of stockholders at the Meeting, and the giving of the Proxy does not preclude the right to vote in person should the person giving the Proxy so desire. THE PERSON GIVING THE PROXY HAS THE POWER TO REVOKE THE SAME BEFORE THE PROXY IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION PRIOR TO THE ANNUAL STOCKHOLDERS MEETING TO CYNTHIA C. ALPHIN, ASSISTANT SECRETARY, AT FIRST UNITED BANCSHARES, INC., MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS 71730. FURTHERMORE, A PROXY WILL BE SUSPENDED IF THE STOCKHOLDER WHO EXECUTED IT IS PRESENT AT THE MEETING AND ELECTS TO VOTE IN PERSON.

                   VOTING RIGHTS OF THE COMPANY'S SECURITIES

GENERAL

     The Common Stock of the Company is its only class of voting securities. At the Meeting, each Stockholder will be entitled to one vote, in person or by proxy, for each share of Common Stock owned of record as of the close of business on March 25, 1999. On the Record Date, there were outstanding and entitled to vote 25,294,296 shares of Common Stock. The stock transfer books of the Company will not be closed.

CUMULATIVE VOTING FOR ELECTION OF DIRECTORS

     With respect to the election of directors, every Stockholder of the Company has cumulative voting rights. Such rights provide that every Stockholder entitled to vote at such election should have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate his votes by giving one nominee as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such nominees as the Stockholder may desire.

METHOD OF VOTING

     The enclosed Proxy Card provides a method for Stockholders to withhold authority to vote for any one or more of the nominees while granting authority to the proxies to vote for the remaining nominees. The names of all nominees are listed on the Proxy Card. If you wish to grant the proxies authority to vote for all nominees, check the box marked "FOR" above the names of the nominees. If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD AUTHORITY" above the names of the nominees. If you wish your shares to be voted for some nominees and not for one or more of the nominees, indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by drawing a line through such name(s). The Board of Directors anticipates that this method of electing directors will make the voting process more meaningful to the Stockholders of the Company.

     The enclosed Proxy Card also provides a method for Stockholders to abstain from voting on each matter. By abstaining, shares will not be voted for or against such particular matter but will be counted for quorum purposes. If you wish to abstain from voting on any matter, check the box marked "ABSTAIN". While there may be instances in which a Stockholder will wish to abstain, the Board of Directors encourages all Stockholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

                             ELECTION OF DIRECTORS

GENERAL

     At the Meeting, fifteen (15) directors, which shall constitute the entire Board of Directors of the Company for the ensuing year, will be elected to hold office until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified. The following persons have been nominated for election as directors: E. Larry Burrow, Claiborne P. Deming, Al Graves, Jr., Tommy Hillman, James V. Kelley, Roy E. Ledbetter, Michael F. Mahony, Richard H. Mason, Jack W. McNutt, George F. Middlebrook, III, R. Madison Murphy, Robert C. Nolan, Cal Partee, Jr., Carolyn Tennyson and John D. Trimble, Jr. Should any of the nominees become unavailable for election for any reason, presently unknown, or be unable to serve, the persons named as proxies in the enclosed Proxy Card will vote for the election of such other person or persons as the Board of Directors may recommend.

     If the enclosed Proxy Card is duly executed, dated and received in time for the Meeting, it will be voted in accordance with the instructions of the stockholder(s). IF NO INSTRUCTIONS ARE INDICATED, THEN IT IS THE INTENTION OF THE PERSONS NAMED AS PROXIES TO VOTE THE SHARES REPRESENTED THEREBY TO ELECT THE FIFTEEN PERSONS NOMINATED FOR ELECTION AS DIRECTORS OF THE COMPANY.

VOTE REQUIRED FOR ELECTION

     Directors are elected by plurality of the votes cast by holders of shares of common stock represented either in person or by proxy, at the annual meeting.

NOMINEES FOR ELECTION AS DIRECTORS

     The following table represents certain information with respect to each nominee for director of the Company.

                                                                                       DIRECTOR
NAME                           AGE                 BUSINESS EXPERIENCE                 SINCE(1)
----                           ---                 -------------------                 --------
E. Larry Burrow(2)...........  64    Plant Manager of Partee Flooring Mill, Oil and      1983
                                       Timber Investments, principally engaged in
                                       Oil and Lumber Production, Director of First
                                       Land and Investment Company
Claiborne P. Deming(3).......  44    Director, President and Chief Executive Officer     1987
                                     of Murphy Oil Corporation, principally engaged
                                       in Oil and Gas Exploration and Production
Al Graves, Jr.(4)............  62    Partner of Graves & Graves, Attorneys at Law        1998
Tommy Hillman................  62    President of Winrock Farms, Inc.                    1997
James V. Kelley..............  49    Chairman of the Board, President and Chief          1985
                                       Executive Officer of the Company
Roy E. Ledbetter.............  69    President and Chief Executive Officer of            1984
                                     Highland Industrial Park, Inc., A Subsidiary of
                                       Highland Resources, Inc., principally engaged
                                       in Industrial Development
Michael F. Mahony(5).........  54    Partner of Mahony & Yocum, Attorneys at Law         1981
Richard H. Mason.............  61    President of Gibraltar Energy Company,              1983
                                     principally engaged in Oil and Gas Exploration
                                       and Production
Jack W. McNutt...............  64    Retired Director, President and Chief Executive     1990
                                       Officer of Murphy Oil Corporation,
                                       principally engaged in Oil and Gas
                                       Exploration and Production
George F. Middlebrook, III...  48    General Partner of Middlebrook Mineral              1997
                                     Partnership LLP, principally engaged in
                                       management of Oil and Gas Properties
R. Madison Murphy(3).........  41    Chairman of the Board of Murphy Oil                 1989
                                     Corporation, principally engaged in Oil and Gas
                                       Exploration and Production, Director of
                                       Deltic Timber Corporation
Robert C. Nolan(3)...........  57    Chairman of the Board of Deltic Timber              1982
                                     Corporation, Managing Partner of Munoco
                                       Company, principally engaged in Oil and Gas
                                       Exploration and Production
Cal Partee, Jr.(2)...........  54    Partner of Partee Flooring Mill, Oil and Timber     1983
                                       Investments, principally engaged in Oil and
                                       Lumber Production
Carolyn Tennyson.............  47    Timber Investments                                  1997
John D. Trimble, Jr. ........  67    Managing Partner of Trimble Properties,             1983
                                     principally engaged in Oil and Other
                                       Investments

---------------

NOTES:

(1) All nominees are current directors of the Company. All current directors were elected at the last annual meeting on May 26, 1998.

(2) E. Larry Burrow is the brother-in-law of Cal Partee, Jr.

(3) Claiborne P. Deming, R. Madison Murphy and Robert C. Nolan are first cousins of each other.

(4) Al Graves, Jr. is the son of Albert Graves who is a director of The Citizens National Bank of Hope, Hope, Arkansas ("CNB"), which was acquired by the Company on March 30, 1998, and the brother of John Robert Graves who is a director and chief executive officer of CNB and is the South Arkansas Regional Chairman of the Company.

(5) Michael F. Mahony is the brother of Emon A. Mahony, Jr. who is a director of The City National Bank, Ft. Smith, Arkansas.

DIRECTOR NOMINATION AND QUALIFICATION

     The Board of Directors has a standing Nominating Committee. Names of all proposed nominees for election at the next annual meeting of Stockholders are referred to the Nominating Committee for its consideration. The Nominating Committee makes such inquiry into the qualification of proposed nominees as it deems appropriate and annually reports its findings to the Board of Directors concerning the qualifications of proposed nominees and submits its recommended slate of nominees. In making such recommendations, the Nominating Committee does not discriminate based upon the sex, race or religion of any proposed nominee. If approved by the Board of Directors, the Nominating Committee's recommended slate of nominees becomes the Board of Directors' recommended slate of nominees. It is the policy of the Nominating Committee to consider nominees recommended by Stockholders. The procedure to be followed by any stockholder who desires to recommend a nominee for consideration by the Nominating Committee is the same as that procedure disclosed under the caption "Stockholders Proposals" on page 23 of this Proxy Statement.

MEETINGS AND COMMITTEES OF THE BOARD

     During fiscal year 1998, the Company's Board of Directors held twelve (12) meetings. With the exception of Directors Claiborne P. Deming and Cal Partee, Jr., each incumbent director attended 75% or more of the meetings of the Board held during the periods in which they served as members of the Company's Board of Directors.

     EXECUTIVE COMMITTEE. The Board of Directors has a standing Executive Committee which is authorized to exercise all authority of the Board of Directors in the intervals between the meetings of the Board of Directors with respect to the business affairs of the Company. The members of the Executive Committee are Directors James V. Kelley, Roy E. Ledbetter, Robert C. Nolan, Cal Partee, Jr. and John D. Trimble, Jr. During fiscal year 1998, the Executive Committee met fourteen (14) times. Each member attended 75% or more of the meetings.

     COMPENSATION, ESOP AND BENEFITS COMMITTEE. The Board of Directors has a standing Compensation, ESOP and Benefits Committee which formulates policies and procedures with respect to compensation and benefits. The members of the Compensation, ESOP and Benefits Committee are Directors Claiborne P. Deming, Roy
E. Ledbetter, Richard H. Mason and Robert C. Nolan. The functions of this Committee are (1) to review, approve and recommend to the Board salaries of all officers of the Company and of its wholly-owned banking subsidiaries; (2) to review, approve and recommend to the Board annually the aggregate amount to be expended as annual bonuses to executive officers of the Company and its wholly-owned banking subsidiaries; and (3) to review, oversee and approve the employee benefit plans of the Company. During fiscal year 1998, the Committee met two (2) times. Each member of the committee attended 75% or more of the meetings except Claiborne P. Deming and Richard H. Mason.

     AUDIT COMMITTEE. The Board of Directors has a standing Audit Committee which oversees the internal and external audit functions. The members of the Audit Committee are Directors E. Larry Burrow, Michael F. Mahony, Tommy Hillman,
R. Madison Murphy, and John D. Trimble, Jr. The functions of the Audit Committee are (1) to review and examine the internal control, compliance and accounting operating systems of the Company and its subsidiary banks; (2) to recommend to the Board any changes in policy deemed necessary as a result of this review; and
(3) to recommend to the Board and Stockholders the appointment of the Company's external audit firm. During fiscal year 1998, the Committee met three (3) times. Each member attended 75% or more of the meetings.

     NOMINATING COMMITTEE. The Board of Directors has a standing Nominating Committee, the sole function of which is to nominate candidates to the Board of Directors. The members of the Nominating Committee are Directors E. Larry Burrow, Jack W. McNutt, Carolyn Tennyson, and John D. Trimble, Jr. During fiscal year 1998, the Nominating Committee met one (1) time. The meeting was attended by all members of the committee.

COMPENSATION OF DIRECTORS

     All members of the Board of Directors of the Company other than executive officers are paid a retainer of $300 per month in addition to a fee of $480 per meeting for all regular and special meetings of the Board which they attend. Members of the Board serving on Board committees are paid a fee of $100 for each committee meeting they attend and committee chairmen receive an additional $50 for each meeting they attend.

     Directors receive no other cash or cash-equivalent forms of remuneration solely in their capacities as directors of the Company or its subsidiaries. Officers of the Company and its subsidiaries who also serve on the Company's Board are not paid a fee for serving in the capacity of director. The total cost to the Company for such fees during 1998 was $125,520.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock must file reports of ownership and changes of ownership in the Company with the Securities and Exchange Commission and the National Association of Securities Dealers pursuant to
Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act"). Additionally, Item 405 of Regulation S-K under the Act requires the Company to identify in its proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Except as described below, to the Company's knowledge, based exclusively on a review of the copies of the reports provided to the Company and on information and written representations provided to the Company by individual executive officers and directors, the Company believes during fiscal year 1998, all filing requirements applicable to executive officers and directors have been made in compliance with Section 16(a) and the rules promulgated thereunder. John E. Burns, the former Secretary and Chief Financial Officer, filed a late Form 4 reporting a stock option exercise and one sale transaction. Jim Harwood timely filed a Form 5 reflecting a delinquent reporting of a purchase transaction that should have been reported on Form 4 and the granting of stock options that should have been reported on a Form 5 for a previous year. George F. Middlebrook, III filed a timely Form 5 reflecting delinquent reporting of four sale transactions that should have been reported on Form 4. John Robert Graves inadvertently filed a late report Form 5 for the year ended 1998.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, certified public accountants, to serve as the Company's independent auditors for the fiscal year ending December 31, 1999, and the Board of Directors has directed that such appointment be submitted to the Stockholders at the Meeting for their ratification and approval thereof. The Company has been advised by Arthur Andersen LLP that neither it nor any of its partners or associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. If the foregoing appointment is rejected by the Stockholders, the Board of Directors will appoint an independent auditor to serve for the fiscal year ending December 31, 1999, whose appointment to serve for any period subsequent to the 2000 Annual Meeting shall be subject to Stockholders' approval at such Annual Meeting.

     Representatives of Arthur Andersen LLP will be present at the Meeting, will have an opportunity to make a statement to the Stockholders, if desired, and will be available to respond to appropriate questions from Stockholders.

     In connection with its audit of the books and accounts of the Company for the fiscal year ended December 31, 1998, Arthur Andersen LLP examined the Company's annual consolidated financial statements, performed a review of its consolidated annual and quarterly filings with the Securities Exchange Commission, and consulted with the Company concerning other accounting and certain tax matters.

     THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

              PROPOSAL TO ADOPT THE FIRST UNITED BANCSHARES, INC.
                      EMPLOYEES' LONG-TERM INCENTIVE PLAN

PROPOSAL

     The 1994 Equity Participation Plan was adopted by the Board of Directors on March 21, 1994, and approved by the Company's shareholders at the 1994 annual meeting (the "1994 Plan"). The 1994 Plan will be replaced by the 1999 Employees' Long-Term Incentive Plan (the "1999 Plan"), which was recently adopted by the Board of Directors, subject to shareholder approval.

     The 1999 Plan is intended to (1) ensure that the 1994 Plan complies with certain provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (2) permit the exercise or vesting of a grant or award to be contingent upon the attainment of performance goals and objectives, (3) increase the number of shares of the Company's $1.00 par value voting Common Stock (the "Common Stock") that may be granted or awarded under the 1999 Plan, and (4) add performance and phantom shares as types of awards that may be granted to officers and other employees of the company and its subsidiaries.

     All shares reserved for grant or issuance under the 1994 Plan have been granted or issued. Accordingly, upon the approval of the 1999 Plan, the 1994 Plan will be terminated, except that any outstanding grants and awards will remain exercisable in accordance with their terms. No grants or awards have been made under the 1999 Plan, and the amount of any such grant or award and any terms and conditions thereof are not currently determinable.

     Shareholder approval of the 1999 Plan is required to satisfy the listing requirements of the NASDAQ National Market and the limitations on plan amendment set forth in the 1994 Plan. The following summary of the 1999 Plan is qualified in its entirety by reference to the full text of the plan, which is attached as Addendum A hereto.

ADMINISTRATION

     The Board of Directors possesses the plenary authority to administer the plan, including the authority to designate employees to whom grants and awards will be made, make grants and awards, to determine the specific terms and conditions of each grant and award, and to interpret and construe the terms of the plan and any related document or form. Decisions, interpretations, and actions of the Board of Directors are final and conclusive on the Company, its subsidiaries, shareholders, employees and beneficiaries.

     Alternatively, the Board of Directors may delegate all or a portion of its administrative power and authority to a committee of not less than two members of the board. The members of this committee must be "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     The 1999 Plan provides indemnification for the members of the Board of Directors in connection with the administration of the plan, including any employee assisting the members of the board.

SHARES SUBJECT TO THE 1999 PLAN

     The 1999 Plan increases the number of shares of Common Stock that may be granted or awarded thereunder. A maximum of four percent (4%) of the outstanding shares of Common Stock, determined from time to time (1,011,771 shares as of March 15, 1999), may be issued under the plan, subject to specified adjustment for changes in the capitalization of the Company. Shares may be authorized and unissued shares, treasury shares or shares acquired on the open market or by private purchase.

ELIGIBILITY

     Employees of the Company and its subsidiaries, including, but not limited to, all executive and senior officers, are eligible to receive grants or awards under the 1999 Plan, when designated by the Board of

Directors. As of March 15, 1999, there were approximately 1,000 full-time equivalent employees eligible to participate in the 1999 Plan.

FAIR MARKET VALUE

     The term "fair market value" is defined in the 1999 Plan as the mean of the closing bid and ask prices of Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date of grant or award, or if no Common Stock is traded on such date, fair market value is determined as of the date Common Stock last traded on such system. Otherwise, the Board of Directors may determine the fair market value of Common Stock using any reasonable valuation method. As of March 15, 1999, the closing bid and ask prices of Common Stock were $16.0625 and $16.375, respectively.

TYPES OF GRANTS AND AWARDS

     The 1999 Plan provides for the following types of grants and awards: options (nonqualified or nonstatutory and incentive or qualified options), restricted stock, performance shares, phantom shares, and stock appreciation rights. Each of these types of grants and awards is described below.

     Options. The Board of Directors may, in its discretion, grant nonqualified or incentive stock options to employees. The Board of Directors determines the exercise price of any such option, the number of shares of Common Stock subject to the option, and the time or times at which the option is exercisable. The board determines the term of any option granted under the 1999 Plan and whether the exercise of any option will be subject to the attainment of performance goals and objectives. The board may grant dividend equivalents in connection with any option granted under the plan.

     Payment of the option price may be in cash or an equivalent or in the form of shares of Common Stock; provided, however, that the Board of Directors may impose limitations with respect to the tender of Common Stock in consideration of the option price.

     Options which are designated by the Board of Directors as incentive stock options must comply with the additional requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Among other things, the option price may not be less than the fair market value of Common Stock at the time of grant and the aggregate fair market value (determined at the time of grant) of the Common Stock with respect to which incentive stock options may be exercised by any employee during a calendar year may not exceed $100,000.

     Restricted Stock. The 1999 Plan permits the Board of Directors to grant or make available for purchase shares of restricted stock. The purchase price, if any, for such stock is determined by the Board of Directors and may be less than the fair market value of Common Stock as of the date of grant. At the time a grant of restricted stock is made, the board will designate a restriction period during which the transfer or other disposition of the shares is prohibited. The Board of Directors, in its discretion, may impose additional conditions with respect to the lapse of the restriction period, such as the attainment of specified performance goals or other vesting requirements.

     Subject to any restrictions or limitations imposed by the Board of Directors, employees who receive a grant of restricted stock will generally have all rights and privileges of shareholders, including full voting rights and the right to receive dividend equivalents, during the restriction period. Certificates for shares of Common Stock relating to an award of restricted stock will be delivered to an employee upon the expiration or termination of the restriction period and the satisfaction of any additional terms and conditions applicable to such grant.

     Performance Shares. The 1999 Plan permits the Board of Directors to grant or make available for purchase performance shares. The purchase price for such shares, if any, is determined by the Board of Directors and may be less than the fair market value of Common Stock as of the date of grant. Performance shares granted or made available for purchase are subject to performance goals determined by the Board of Directors. Such goals may relate to the Company, a subsidiary, a division, department or unit of the Company or a subsidiary or to any employee, group of employees or combination thereof. The Board of Directors may award dividend equivalent payments with respect to performance shares granted under the 1999 Plan.

     Upon the attainment of applicable performance goals and the satisfaction of any additional terms and conditions, an employee will (1) be paid the number of shares of Common Stock equal to the performance shares earned, (2) be afforded the right to purchase shares of Common Stock at a price designated by the Board of Directors, which may be less than fair market value, (3) be paid in cash in an amount equal to the fair market value of the number of shares of Common Stock represented by the performance shares earned, or (4) receive a combination thereof, determined in the discretion of the board. If the applicable performance goals are not satisfied, in whole or in part, due to circumstances that are beyond the control of the Company or the employee, the Board of Directors may provide for full or partial payment of the award or for its cancellation, without payment. Prior to the issuance of Common Stock in consideration of performance shares, an employee shall have no rights as a shareholder of the Company.

     Phantom Shares. The Board of Directors may grant or make available for purchase phantom shares, the value of which is related to the value of shares of Common Stock. The purchase price for such shares, if any, will be determined by the board and may be less than the fair market value of Common Stock as of the date of grant. No Common Stock is issuable in respect of the grant or purchase of phantom shares, and the Company is not required to establish a fund or set aside assets for the payment of such shares. Each phantom share is credited to a phantom share account, which account is established solely for bookkeeping purposes. An amount equal to dividends paid on shares of Common Stock is credited to such account based upon the number of phantom shares credited to such account. The Board of Directors will prescribe conditions for the incremental payment of amounts distributable in respect of phantom shares, such as the establishment of vesting periods. Amounts distributable in respect of phantom shares may be paid in the form of cash, Common Stock or a combination thereof, determined in the discretion of the Board of Directors. Employees are not entitled to the rights of a shareholder of the Company prior to the issuance of shares of Common Stock in respect of phantom shares.

     Stock Appreciation Rights. To encourage the acquisition and retention of Common Stock by providing a form of grant or award payable in cash which will allow employees to exercise options without the necessity of selling shares to pay the option price or resulting taxes, the 1999 Plan includes stock appreciation rights. The Board of Directors may grant Stock Appreciation Rights ("SAR") either concurrently with an option or separately, without regard to any option. The Board of Directors determines the term of each SAR and the time or times at which each SAR will be exercisable; provided, that no SAR may be exercisable later than 10 years after the date of grant.

     Upon the exercise of a SAR, the Company will deliver to the employee shares of Common Stock or cash or a combination thereof in amount equal to the excess of the current fair market value of Common Stock over (1) the option price, if the SAR is related to an option, or (2) the fair market value of a share of Common Stock on the date of grant, if the SAR is granted without regard to any option.

CODE SECTION 162(m) LIMITATIONS

     Code Section 162(m) generally disallows a tax deduction to public corporations for annual compensation in excess of $1,000,000 paid to the Company's chief executive officer and four other most highly compensated executive officers. The section provides that the value of qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company has reviewed this provision and believes that it is not likely to be affected by the limitation. Accordingly, grants and awards under the 1999 Plan are not intended to comply with the performance-based requirements of Code Section 162(m).

ACCELERATION OF GRANTS AND AWARDS UPON CHANGE IN CONTROL

     The vesting of grants and awards is accelerated, restrictions and other conditions are deemed satisfied, and grants and awards are immediately exercisable or transferable upon the occurrence of a change in control. A "change in control" is generally deemed to occur upon (1) the acquisition by any person or group of persons of more than 50% of the voting power of the Company's (or a subsidiary's) securities, without approval or recommendation of the Board of Directors, or (2) a change in the composition of the Board of Directors, which excludes a majority of the "continuing board" (as defined in the 1999 Plan).

AMENDMENTS TO THE 1999 PLAN

     The Board of Directors may amend or discontinue the 1999 Plan at any time, without the approval or consent of shareholders, provided that no such amendment or discontinuance may materially change or impair, without the prior consent of the recipient thereof, an award or grant previously made under the plan.

TRANSFER OF GRANTS AND AWARDS

     Grants and awards under the 1999 Plan are generally not subject to transfer, assignment, pledge, alienation or other form of encumbrance, except in the event of an employee's death; provided that the Board of Directors, in its discretion, may permit the transfer of any nonqualified option, restricted stock, performance share or unit or SAR to a member of the employee's immediate family or to a trust or partnership established for such family members. As a condition precedent to any such transfer, the employee and any transferee will be required to enter into an agreement with the Board of Directors pursuant to which the employee agrees to satisfy his applicable income and employment tax obligations and the transferee agrees to be bound by such terms and conditions as the Board of Directors deems necessary or appropriate.

EFFECTIVE DATE AND TERM

     The 1999 Plan will be effective upon its approval by the shareholders of the Company and shall remain in existence until all grants or awards thereunder have been satisfied by the issuance of shares of Common Stock or the payment of cash in respect thereto or earlier termination and all restrictions and limitations imposed on shares of Common Stock have lapsed or such shares have been forfeited; provided, however, that no grant or award shall be made after the 10th anniversary of the date on which the 1999 Plan is approved by the shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based on current interpretations of existing federal income tax laws and does not purport to be complete. Reference should be made to the Code and additional state and local income tax consequences may apply to transactions involving grants or awards under the 1999 Plan.

     Options. There are no immediate federal income tax consequences to either an employee or to the Company on the grant of a nonqualified option. Upon the exercise of such an option, the employee recognizes ordinary income equal to the difference between the aggregate option price of the shares of Common Stock with respect to which the option is exercised and the aggregate fair market value of such shares as of the exercise date, and the Company is entitled to a deduction in the year of exercise in an amount equal to the amount the employee is required to recognize as ordinary income.

     An employee does not recognize ordinary income upon the grant or exercise of an incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price is a tax preference item which may subject the employee to the alternative minimum tax imposed under Code
Section 55. Upon the subsequent disposition of shares of Common Stock acquired on the exercise of an incentive stock option, an employee will recognize capital gain or loss in an amount equal to the difference between the exercise price and the sales price of the Common Stock, provided that the shares are not disposed of within two years of the date of grant and one year from the date of exercise of the incentive stock option (the "required holding period"). An employee disposing of shares prior to the expiration of the required holding period will recognize ordinary income equal to the difference between the option price and the fair market value of such shares on the option exercise date. The Company is not entitled to a deduction in connection with the exercise of an incentive stock option, unless the employee disposes of the shares acquired on the exercise of the option prior to the expiration of the required holding period.

     If the exercise price of an option is paid by the surrender of previously-owned shares, the basis of the previously-owned shares carries over to the shares received on the exercise of the option. If the option is a nonqualified option, any income recognized on exercise is added to the employee's basis. If the option is an incentive stock option, the employee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the required holding period. This gain will be added to the basis of the shares received on the exercise of the option.

     Restricted Stock and Performance Shares. There are no immediate federal income tax consequences to either the employee or the Company upon the grant or purchase by the employee of restricted stock or performance shares. Upon the lapse of restrictions on the transfer or attainment of performance goals with respect to restricted stock or performance shares, an employee will recognize ordinary income in an amount equal to the difference between the purchase price, if any, for the shares and the fair market value of Common Stock and cash received with respect to such lapse or attainment, and the Company is entitled to a deduction in the year of lapse or attainment in an amount equal to the amount the employee is required to recognize as ordinary income. Dividends paid on restricted stock are taxable to the employee as ordinary income and deductible by the Company.

     Under Code Section 83(b), an employee may elect within 30 days of the grant or purchase of restricted stock to recognize taxable income in the year shares are awarded in an amount equal to the difference between the fair market value of the restricted stock at the time of grant or purchase and the purchase price, if any, determined without regard to any restrictions, and the Company is entitled to a corresponding deduction at that time. Any gain or loss on a subsequent disposition of the stock by the employee is a capital gain or loss, and no further deduction will be available to the Company. If an employee makes this election and the employee subsequently forfeits the restricted stock, the employee is not entitled to a deduction as a consequence of such forfeiture, but the Company must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

     Phantom Shares. There are generally no federal income tax consequences to either the employee or the Company on the grant or purchase by the employee of phantom shares or the crediting of dividend equivalents to a phantom share account. An employee recognizes ordinary income upon the maturity of phantom shares and dividend equivalents, if any, and the Company is entitled to a deduction in the year of maturity in an amount equal to the amount the employee is required to recognize as ordinary income. If phantom shares are purchased by an employee, the employee is deemed to have a basis in the Common Stock issued in respect of such shares equal to the purchase price.

     Stock Appreciation Rights. The grant of an SAR generally does not result in income to an employee or in a deduction for the Company. Upon the exercise of an SAR, an employee will recognize ordinary income and the Company will be entitled to a corresponding deduction in an amount equal to the fair market value of the Common Stock and any cash received by the employee.

     Withholding. If permitted under the terms of a specific grant or award, an employee may elect to have the Company withhold from shares the employee would otherwise be entitled to receive in connection with the receipt of Common Stock or the lapse of restrictions on shares of restricted stock, shares of Common Stock having a fair market value equal to the amount required to be withheld under applicable income and employment tax laws.

     Change in Control. Acceleration of the vesting or the lapse of restrictions applicable to an award upon the occurrence of a change in control may result in the characterization of the excess of the fair market value of Common Stock and any cash paid with respect to such award over the purchase price, if any, as a parachute payment (within the meaning of Code Section 280G) if the sum of such amounts and any other such contingent payments received by the employee on account of the change in control exceeds an amount equal to three times the "base amount" of such employee. The term "base amount" generally means the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An excess parachute payment is the excess of the aggregate parachute payments made to such employee over such employee's base amount. If the amounts received by an employee are characterized as parachute payments, such employee will be subject to a 20% excise tax on any excess parachute payment, and the Company will be denied any deduction with respect to such payment.

VOTE REQUIRED

     Adoption of the 1999 Plan requires the affirmative vote, cast in person or by proxy, of the holders of at least a majority of the shares of Common Stock of the Company represented and entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 1999 EMPLOYEES' LONG-TERM INCENTIVE PLAN.

              EXECUTIVE COMPENSATION AND CERTAIN SECURITY HOLDERS

REPORT OF THE COMPENSATION, ESOP AND BENEFITS COMMITTEE

     In order to enhance disclosure of the Company's policy toward executive compensation and to comply with the rules of the Securities and Exchange Commission, the Compensation, ESOP and Benefits Committee ("Committee"), in their capacity as such Committee, submits the following report addressing the Company's policy toward executive compensation as it relates to the named executive officers for fiscal year 1998.

  Compensation Policy

     The executive compensation policy of the Company is to compensate executives in a manner where a reasonable relationship exists between the maximization of corporate earnings and executive pay. The Company's compensation program creates an incentive to improve overall performance relative to other financial institutions within the Company's peer group. However, the Company does not seek to provide executives with incentives to take undue risk and thereby impair the Company's financial strength. The goal of the Company's policy is to retain and motivate key employees with bonuses based upon individual bank performance and initiatives as well as the Company's performance. The Company's performance is primarily measured by internal goals and performance levels compared to industry peers. If the Company achieves or exceeds internal goals and industry performance levels, executive compensation normally will be higher than in years where such goals and levels are not achieved. In order to attract and retain highly qualified executives the Company maintains an Employee Stock Ownership Plan and an Equity Participation Plan which ensures that such executives will have a long-term stake in the success of the Company.

  Measures of Performance

     The Committee measures the Company's performance by examining earnings per share, return on assets and the level of nonperforming loans and assets. A further analysis is done by comparing these factors with the Company's internal goals, prior year's performance and peer group averages. The Company's revenues in fiscal year 1998 were derived almost exclusively from the commercial banking industry. Therefore, the Company measured its performance against a peer industry average index comparing itself and its banks to commercial banks which most closely resemble the Company's banks in asset size.

  Executive Compensation

     The Company's executive compensation program for fiscal year 1998 consisted of (1) annual base salary, adjusted from fiscal year 1997, (2) executive bonus based on the performance measures described above, (3) contributions to the Company's Employee Stock Ownership Plan and (4) contributions to whole life insurance policies for selected executives. The Committee feels that the above named types of compensation provide an effective incentive for executives.

     The Company's management was focused in their pursuit of maximizing earnings and maintaining a low level of non-performing assets which resulted in a significantly better 1998 performance. Notwithstanding the performance-based criterion noted in the preceding paragraph, various other factors are considered in determining the appropriate level of executive compensation. Other factors may include cost of living adjustments, as well as the individual's past performance and potential with the Company.

     The Committee has awarded executive compensation based upon the Company's performance and believes that this correlation results in an enhanced synergy between corporate goals and the interests of shareholders. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately. The Committee believes that the level of executive compensation in fiscal year 1998 is reflective of the foregoing compensation policy and performance goals of the company.

  Compensation of Chief Executive Officer

     The Company paid Mr. Kelley a base salary of $286,000 in 1998. Mr. Kelley's salary is considered appropriate by the Committee based upon his years of experience in this position. Additionally, the Committee considered Mr. Kelley's salary to be competitive when compared to other financial institutions within the Company's peer group.

     Mr. Kelley was awarded an annual bonus of $80,000 for 1998. The Committee considered the 17.65% increase in earnings per share, the 12.64% return on average equity and the 1.26% return on average assets sufficient to merit the granting of his bonus.

                                            Respectfully Submitted,

                                            Compensation, ESOP and Benefits
                                            Committee

                                                   /s/ ROBERT C. NOLAN

                                            ------------------------------------
                                                 Robert C. Nolan, Chairman

                                                  /s/ ROY E. LEDBETTER

                                            ------------------------------------
                                                      Roy E. Ledbetter

                                                  /s/ RICHARD H. MASON

                                            ------------------------------------
                                                      Richard H. Mason

                                                 /s/ CLAIBORNE P. DEMING

                                            ------------------------------------
                                                    Claiborne P. Deming

STOCK PERFORMANCE

     The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1993, as amended, or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts. The graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended December 31, 1998 with the cumulative total returns on the S&P 500 Index and the Dow Jones Regional Bank Index. The comparison assumes $100 was invested on December 31, 1993, in the Company's Common Stock and in each of the foregoing indices with reinvestment of the dividends.
[PERFORMANCE CHART]

                                                                         Banks,
               Measurement Period                   First United        Southern            S&P
             (Fiscal Year Covered)                   Bancshares           U.S.           Composite
1993                                                           100               100               100
1994                                                        105.07            101.26            101.32
1995                                                        147.50            147.42            139.40
1996                                                        179.93            199.77            171.41
1997                                                        233.49            311.99            228.59
1998                                                        201.58            339.08            293.92
1997
1998

                                              1992    1993     1994     1995     1996     1997
                                              ----   ------   ------   ------   ------   ------
First United Bancshares.....................  100    105.07   147.50   179.93   233.49   201.58
Banks, Southern U.S. .......................  100    101.26   147.42   199.77   311.99   339.08
S&P Companies...............................  100    101.32   139.40   171.41   228.59   293.92

COMPENSATION OF MANAGEMENT

     The Company does not directly compensate the officers and management for serving in that capacity. Compensation is provided by The First National Bank of El Dorado, El Dorado, Arkansas ("El Dorado"), First National Bank of Magnolia, Magnolia, Arkansas ("Magnolia"), Merchants and Planters Bank, N.A., Camden, Arkansas ("Camden"), City National Bank of Fort Smith, Ft. Smith, Arkansas ("Ft. Smith"), Commercial Bank at Alma, Alma, Arkansas ("Alma"), First United Bank, Stuttgart, Arkansas ("Stuttgart"), The Bank of North Arkansas, Melbourne, Arkansas ("Melbourne"), FirstBank, Texarkana, Texas ("Texarkana"), Fredonia State Bank, Nacogdoches, Texas ("Nacogdoches"), City Bank & Trust of Shreveport, Shreveport, Louisiana ("Shreveport"), Citizens National Bank of Hope, Hope, Arkansas ("Hope"), Peoples Bank & Loan Company, Lewisville, Arkansas ("Lewisville"), First Republic Bank, Rayville, Louisiana ("Rayville"), and First United Trust Company, N.A., El Dorado, Arkansas ("Trust Company"), the wholly-owned subsidiaries of the Company. However, the Company does reimburse each such wholly-owned or controlled banking subsidiary for the Company's officer remuneration, which amount of reimbursement is set by the Company's Board of Directors. The Company does compensate its directors for serving in that capacity as previously discussed. The following table shows information concerning the annual and long-term compensation for services in all capacities paid by the Company, and its subsidiaries, during the fiscal years ended December 31, 1998, 1997, and 1996 of those persons where on December 31, 1998 (1) the chief executive officer and (2) the other four most highly compensated executive officers of the Company at the end of 1998. (The chief executive officer and the other four most highly compensated executive officers are referred to collectively as the "Named Executive Officers.") Mr. Jones became acting chief financial officer and principal accounting officer upon Mr. John E. Burns termination of employment and resignation as Secretary of the Company on July 28, 1998. Messrs. Harwood, Graves and Lewis were named as regional chairmen of the Company on April 1, 1998. All shares and per share amounts in the following charts have been adjusted to reflect the 2-for-1 stock split of the Company's Common Stock on June 30, 1998.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                           LONG-TERM
                                       -----------------------------------                 COMPENSATION
                             FISCAL                              OTHER       RESTRICTED    -------------
                              YEAR                               ANNUAL        STOCK        SECURITIES      ALL OTHER
                              ENDED                           COMPENSATION    AWARD(S)      UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION  DEC. 31   SALARY($)   BONUS($)    (1)(2)($)        ($)        OPTIONS(#)(3)    ($)(4)(5)
---------------------------  -------   ---------   --------   ------------   ----------    -------------   ------------
James V. Kelley..........     1998      286,000     80,000       3,979         40,500(6)      20,000(7)       8,000
Chairman, President,          1997      260,000    105,000       4,037         24,886         13,206          8,981
Chief Executive Officer and   1996      225,000     95,000       4,037        594,588         53,206          9,000
Director of the Company
Robert L. Jones..........     1998      154,000     24,500       1,675             --          5,000(7)       8,000
Assistant Secretary, Acting   1997      149,350     29,000       1,843             --             --          8,981
Chief Financial Officer       1996      143,600     27,500       2,010             --             --          7,781
and Principal Accounting
Officer of the Company;
President and Chief
Executive Officer of
Magnolia
Jim N. Harwood...........     1998      180,000     40,000       1,922             --         14,000(7)       8,000
North and West Arkansas       1997      170,000     50,000       2,081             --             --          8,981
Regional Chairman of the      1996      160,000     40,000       2,160             --         10,000          9,000
Company; President, Chief
Executive Officer and
Director of Ft. Smith
John Robert Graves.......     1998      170,000     40,000       1,360             --         14,000(7)       4,267
South Arkansas Regional
Chairman of the Company;
Chief Executive Officer and
Director of Hope
Gordon Lewis.............     1998      175,000     40,000       2,040             --         14,000(7)       8,000
Texas and Louisiana
Regional Chairman of the
Company; Chairman,
President and Director of
Nacogdoches

---------------

NOTES:

(1) El Dorado provides a whole life insurance policy for the benefit of Mr. Kelley. For the year ended December 31, 1998 the amounts paid by El Dorado for the policy for Mr. Kelley was $3,403. Group life insurance is provided to Company employees, including the named executive officers. The costs associated with the whole life insurance policy for Mr. Kelley and the group life insurance costs are included within the Other Annual Compensation Column.

(2) Amounts representing certain personal benefits are not included in this table. The Company and its subsidiaries have a policy of providing country club services and automobiles to certain officers. The key employees of these benefits are selected by the respective subsidiaries' Boards of Directors. In the Company's estimation, the dollar amount of such items for the personal benefit of each named individual does not exceed ten percent (10%) of the aggregate compensation for any individual.

(3) Represents the number of shares of Company Common Stock underlying non-statutory stock options granted for the years 1996, 1997 and 1998. No stock appreciation rights were granted to the executives named in the Summary Compensation Schedule.

(4) The Company contributed cash contributions to an employee stock ownership plan ("ESOP") during fiscal year 1998 which is included as All Other Compensation. The Company makes cash contributions to the ESOP for the purchase of the Company's Common Stock for the benefit of covered employees. All employees over 20 and one-half years of age who have six months service with the Company and work 1,000 hours or more per year are covered by the ESOP. Contributions to the ESOP are discretionary. The Board of Directors determines the contribution each year up to a maximum of 15% of covered compensation. Each covered employee is allocated the same percentage of covered compensation. For the year ended December 31, 1998, the amount of the Company's contribution allocated to the accounts of Messrs. Kelley, Jones, Harwood, Graves, and Lewis were, respectively $8,000, $8,000, $8,000, $4,267, and $8,000. This compensation is included within the All Other Compensation column.

(5) Contributions for officers to the Company's pension plan are not included in the above table since they cannot readily be individually calculated by the regular actuaries for the plan. However, current compensation covered by the plan does not differ by more than ten percent (10%) from the covered compensation set forth in the annual compensation columns of the Summary Compensation Table for any named executive officer. Covered compensation covers basic compensation and bonuses or incentive compensation paid to all plan participants. The following table sets forth the annual life annuity, payable under the qualified pension plan to participating employees in the specified remuneration and years of service classification. The benefits provided by the pension plan are computed on a straight life annuity basis and are subject to a deduction for social security benefits.

                               PENSION PLAN TABLE
                SCHEDULE OF ESTIMATED ANNUAL RETIREMENT BENEFITS

                                                              YEARS OF SERVICE
    FINAL AVERAGE                              -----------------------------------------------
    COMPENSATION                                 10        15        20        25        30
    -------------                              -------   -------   -------   -------   -------
    $ 20,000.................................  $ 2,400   $ 3,600   $ 4,800   $ 6,000   $ 7,200
    $ 30,000.................................  $ 3,930   $ 5,859   $ 7,860   $ 9,825   $11,789
    $ 50,000.................................  $ 7,719   $11,579   $15,438   $19,298   $23,157
    $ 80,000.................................  $13,705   $20,588   $27,410   $34,263   $41,115
    $100,000.................................  $17,705   $26,558   $35,410   $44,263   $53,115
    $150,000.................................  $27,705   $41,558   $55,410   $69,263   $83,115

     The final average compensation is averaged over the highest three (3) consecutive years of employment. Benefits commence at age 65, the normal retirement date, and continue for the lifetime of the participant, with 120 payments guaranteed. The estimated credited years of service for Mr. Kelley, Mr. Jones, Mr. Harwood, Mr. Graves, and Mr. Lewis are 14, 15, 10, 1, and 1, respectively. Messrs. Jones and Harwood are eligible for supplemental retirement benefits pursuant to the terms of Supplemental Executive Retirement Agreements which they have entered into with the Company. The terms and conditions of such agreements are generally described under Executive Agreements on page 21 of this Proxy Statement.

(6) On January 20, 1998, a restricted stock option for 2,000 shares of the Company's Common Stock was granted to the indicated executive officer. The closing market price of the Company's unrestricted Common Stock on the date of the grant was $20.25 resulting in a dollar value of $40,500. Shares of the

    Company's Common Stock subject to the restricted option may be acquired at no cost by the executive officer. Restricted options vest cumulatively over a four year period, beginning one year following the date of the grant. Vesting occurs 100% four years after the date of the grant.

(7) On January 20, 1998, a non-statutory stock option of the Company's Common Stock was granted to the indicated executive officer. Such grant was made at $20.25 per share. Non-statutory options vest cumulatively over a four (4) year period, beginning one year following the date of the grant. Vesting occurs twenty-five percent (25%) per year up to one hundred percent (100%) vesting four (4) years after the date of the grant.

OUTSTANDING VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At the close of business on March 25, 1999 the record date for the Meeting, the Company had issued and outstanding 25,294,296 shares of $1.00 par Value, Common Stock. Listed in the following table are those Stockholders known to the Company's management, as of March 25, 1999, who own beneficially 5% or more of the Company's Common Stock.

                                                                     AMOUNT AND
                                                                     NATURE OF
                                                                     BENEFICIAL
TITLE OF CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER        OWNERSHIP    PERCENT OF CLASS
--------------           ------------------------------------        ----------   ----------------
Common Stock, Par   Warren A. Stephens Trust; the W.R. Stephens,     2,391,038(1)       9.45%
  Value $1.00       Jr. Revocable Trust; the W.R. Stephens, Jr.
                    Trust; the Bess C. Stephens Trust(2); the
                    Elizabeth Ann Stephens Campbell Revocable
                    Trust; Craig Campbell Revocable Trust; Jackson
                    T. Stephens; and Stephens Group, Inc.
                    111 Center Street, Suite 2400
                    Little Rock, Arkansas 72201

---------------

NOTE:

(1) All shares, except as described below, were held in trust and administered by the Bank of New York until December 30, 1996 when the trust terminated and the shares were distributed to the beneficial owners. The trust was created and the shares deposited therein upon the consummation of the merger by and between the Company and InvestArk Bankshares, Inc. on June 14, 1994. The Bess C. Stephens Trust beneficially owns a total of 1,043,864 shares or 5.08% of the Company's Common Stock, which total includes 673,652 shares that were not part of the trust administered by the Bank of New York. Additionally, the W. R. Stephens, Jr. Trust beneficially owns 5,400 shares of the Company's Common Stock and the Craig Campbell Revocable Trust beneficiary owns 2,000 shares of the Company's Common Stock which were not part of the trust. The Company expresses no opinion as to whether the beneficial owners constitute a "group" as defined in Section 13(d)(3) of the Exchange Act.

(2) The Bess C. Stephens Trust is the successor in interest to the ownership of the Company's Common Stock previously held by the W. R. Stephens Trust which was liquidated on February 6, 1996.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the nature and extent of ownership of the Common Stock of the Company by its directors, nominees for election and directors, each of the Named Executive Officers named in the Summary Compensation Table and all of the company's directors and executive officers as a group as of February 1, 1999.

                                                               AMOUNT AND
                                                               NATURE OF     PERCENT
                                                               BENEFICIAL      OF
NAME OF BENEFICIAL OWNER                                      OWNERSHIP(1)    CLASS
------------------------                                      ------------   -------
E. Larry Burrow(2)..........................................      60,234         *
Claiborne P. Deming(3)......................................     428,290      1.69%
Al Graves, Jr.(4)...........................................     123,675         *
John Robert Graves(5)(16)...................................     287,428      1.14%
Jim N. Harwood(6)(16).......................................      21,241         *
Tommy Hillman(7)............................................     130,868         *
Robert L. Jones(8)(16)......................................      14,980         *
James V. Kelley(9)(16)......................................      88,171         *
Roy E. Ledbetter(10)........................................      30,950         *
Gordon Lewis(11)(16)........................................      44,041         *
Michael F. Mahony(12).......................................      58,402         *
Richard H. Mason............................................       3,162         *
Jack W. McNutt..............................................      24,000         *
George F. Middlebrook, III (13).............................     152,747         *
R. Madison Murphy(14).......................................     176,600         *
Robert C. Nolan(15).........................................     597,021      2.36%
Cal Partee, Jr..............................................      39,546         *
Carolyn Tennyson............................................       1,600         *
John D. Trimble, Jr.........................................      89,916         *
All Directors, Nominees for Director and Executive Officers
  as a Group (19 Persons)...................................   2,372,872      9.38%

---------------

 * Percentage of shares of Common Stock held is less than one percent (1%) of the issued and outstanding shares of Common Stock of the Company.

NOTES:

(1) All shares listed represent Common Stock held in the company and are owned of record with beneficial ownership thereof except as described in certain of the following notes.

(2) Share totals exclude 385,218 shares owned of record by First Land & Investment Company. Mr. Burrow is a director and stockholder of First Land & Investment Company along with seven other directors. Mr. Burrow expressly disclaims beneficial ownership of such shares.

(3) Claiborne P. Deming owned of record 299,322 shares; 128,968 shares were held by Mr. Deming as sole trustee of trusts for the benefit of his children who all live in his household and in which he disclaims any beneficial interest.

(4) Al Graves, Jr. owned of record 72,908. Mr. Graves and his spouse owned of record 24,596 shares; Mr. Graves' spouse and stepdaughter owned of record 5,826 shares, beneficial interest in such shares is expressly disclaimed by Mr. Graves. In addition, Mr. Graves beneficially owned 17,518 shares by virtue of his proportionate partnership interest in the Graves Family Partnership and beneficially owns 2,827 shares by virtue of his proportionate partnership interest in the Graves Family Limited Partnership.

 (5) John Robert Graves owned of record 163,014 shares; 22 shares were owned of record by the Company's Employee Stock Ownership Plan in which Mr. Graves had a beneficial interest. Mr. Graves' spouse owned of record 89,242 shares and beneficially owned an additional 756 shares held in an IRA, beneficial interest in such shares is expressly disclaimed by Mr. Graves; 10,549 shares were held by Mr. Graves as either a trustee or custodian for the benefit of minors, beneficial interest in such shares is expressly disclaimed by Mr. Graves. In addition, Mr. Graves beneficially owned 17,518 shares by virtue of his proportionate partnership interest in the Graves Family Partnership and beneficially owned 2,827 shares by virtue of his proportionate partnership interest in the Graves Family Limited Partnership.

 (6) Jim N. Harwood and his wife owned of record 6,522 shares; 6,219 shares were owned of record by the Company's Employee Stock Ownership Plan in which such shares Mr. Harwood had a beneficial interest.

 (7) Tommy Hillman owned of record 87,358 shares; Mr. Hillman and his wife owned of record 19,742 shares; Tommy Hillman Farms which is owned by Mr. Hillman owned of record 14,352 shares; Mr. Hillman's spouse owned of record 160 shares; a total of 9,256 shares were owned of record by Mr. Hillman's self-directed IRA. Mr. Hillman's two (2) adult sons each own 1,280 shares in which Mr. Hillman expressly disclaims beneficial interest in such shares.

 (8) Robert L. Jones owned of record 600 shares; 13,130 shares were owned of record by the Company's Employee Stock Option Plan in which Mr. Jones had a beneficial interest.

 (9) James V. Kelley owned of record 600 shares; 17,732 shares were owned of record by the Company's Employee Stock Ownership Plan in which Mr. Kelley had a beneficial interest.

(10) Share total excludes 100,548 shares owned of record by Highland Industrial Park, Inc. Roy E. Ledbetter, who is an officer of Highland Industrial Park, Inc., expressly disclaims beneficial interest in such shares.

(11) Gordon Lewis and his spouse owned of record 40,500 shares; 41 shares were owned by the Company's Employee Stock Ownership Plan in which Mr. Lewis has a beneficial interest. A total of 4,500 shares were owned by the adult children of Mr. Lewis in which Mr. Lewis expressly disclaims beneficial interest.

(12) Michael F. Mahony owned of record 48,994 shares and Mr. Mahony beneficially owned an additional 6,408 shares held in an IRA; 3,000 shares were owned of record by Mr. Mahony's spouse, beneficial interest in such shares is expressly disclaimed by Mr. Mahony.

(13) George Middlebrook, III and his spouse owned of record 99,632 shares; Mr. Middlebrook's spouse owned of record 9,623 shares; 13,372 shares were owned of record by Mr. Middlebrook as custodian for his minor son; 30,120 shares were owned of record by Mr. Middlebrook as custodian for his minor nephews.

(14) R. Madison Murphy owned of record 107,590 shares. A total of 19,574 shares were held by R. Madison Murphy as trustee of trusts for the benefit of minor children; 2,070 shares were held by Mr. Murphy as trustee of trusts for the benefit of his minor nieces and nephews; 6,614 shares were held by others as trustees of trusts for the benefit of Mr. Murphy's minor children; 8,654 shares are owned of record by Mr. Murphy's spouse; beneficial interest in all such shares owned by Mr. Murphy is expressly disclaimed by Mr. Murphy. Mr. Murphy beneficially owns 29,198 shares by virtue of residuary interests in trusts of which he is not a trustee. Additionally, Mr. Murphy has a beneficial interest in 2,900 shares by virtue of his proportionate interest as a member of a limited liability company which is the general corporate partner of a limited partnership owning Company stock.

(15) Robert C. Nolan owned of record 175,327 shares; 2,477 shares were owned of record by Mr. Nolan's spouse; Mr. Nolan as Trustee (with shared voting and investment power) controlled 419,217 shares; 46,788 shares are owned by Mr. Nolan's adult children and his minor grandsons and granddaughter, beneficial interest in which is expressly disclaimed by Mr. Nolan.

(16) Share totals include shares issuable upon the exercise of options within a period of sixty (60) days from March 25, 1999, as follows: Mr. John Robert Graves -- 3,500 shares; Mr. Harwood -- 8,500 shares; Mr. Jones -- 1,250 shares; Mr. Kelley -- 69,839 shares; and Mr. Lewis -- 3,500 shares.

                             OPTION GRANTS IN 1998

     The following table shows information concerning stock options granted during 1998, as noted in the Summary Compensation Table, to the Company's Named Executive Officers, which includes hypothetical realizable values for those options (assuming they were exercised at the end of the ten year term) and the hypothetical gain to all holders of Common Stock at the end of that ten year period, in each case assuming the Common Stock had achieved accumulative appreciation of 5% and 10% per year. None of the below described options were eligible to be exercised during 1998.

                                                INDIVIDUAL GRANTS
                           ------------------------------------------------------------
                           NUMBER OF
                           SECURITIES   % OF TOTAL
                           UNDERLYING    GRANTED
                            OPTIONS         TO       EXERCISE     MARKET
                            GRANTED     EMPLOYEES      PRICE       PRICE     EXPIRATION
NAME                         (#)(2)      IN 1998     ($/SHARE)   ($/SHARE)      DATE
----                       ----------   ----------   ---------   ---------   ----------
James V. Kelley..........     2,000(4)     2.1%           --       20.25     01/20/2008
                             20,000(5)    20.6%        20.25       20.25     01/20/2008
Robert L. Jones..........     5,000(5)     5.2%        20.25       20.25     01/20/2008
Jim N. Harwood...........    14,000(5)    14.4%        20.25       20.25     01/20/2008
John Robert Graves.......    14,000(5)    14.4%        20.25       20.25     01/20/2008
Gordon Lewis.............    14,000(5)    14.4%        20.25       20.25     01/20/2008
Dollar Gains of All First
  United
  Stockholders(1)........

                                  POTENTIAL REALIZABLE VALUES
                                    AT ASSUMED ANNUAL RATES
                                     OF STOCK APPRECIATION
                                      FOR OPTION TERM (3)
                           ------------------------------------------

                                0%             5%            10%
                           DOLLAR GAINS   DOLLAR GAINS   DOLLAR GAINS
NAME                           ($)            ($)            ($)
----                       ------------   ------------   ------------
James V. Kelley..........     40,500            65,890        105,040
                                  --           254,800        645,400
Robert L. Jones..........         --            63,700        161,350
Jim N. Harwood...........         --           178,360        451,780
John Robert Graves.......         --           178,360        451,780
Gordon Lewis.............         --           178,360        451,780
Dollar Gains of All First
  United
  Stockholders(1)........                 $322,249,331   $816,246,932

---------------

(1) Total dollar gains are based on the indicated assumed annual rates of appreciation and calculated on the 25,294,296 shares of Common Stock outstanding as of December 31, 1998.

(2) There were no SARs granted to the Chief Executive Officer or any other executive officer in 1998.

(3) The potential realizable values represent future opportunity and have not been reduced to present value in 1998 dollars. The dollar amounts included in these columns are the result of calculations at assumed rates set by the SEC for illustration purposes, and these rates are not intended to be a forecast of the common stock price and are not necessarily indicative of the values that may be realized by the named executive officer. The potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full 10-year term of the options. For example, in order for the individuals named above who received options with an exercise price of $20.25 per share to realize the potential values set forth in the five percent and ten percent columns in the table above, the price per share of First United Common Stock would have to be approximately $32.99 and $52.52 respectively.

(4) In 1998, the Company granted Mr. Kelley, with regard to services for the Company, a restricted stock option to purchase a total of 2,000 shares of the Company's Common Stock at no cost. Such options shall not be exercisable prior to the date five years, or after the date ten years, from the date such option was granted.

(5) On January 20, 1998, the Company granted to each of the Named Executive Officers, with regard to services for the Company, a non-statutory stock option to purchase the shares of the Company's Common Stock at an exercise price of $20.25 per share.

               OPTION EXERCISES IN 1998 AND 1998 YEAR-END VALUES

     The following table shows information concerning stock option exercises in 1998 and the year-end value of unexercised options.

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                             SHARES                     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           ACQUIRED ON      VALUE      OPTIONS AT 1998 YEAR-END          AT 1998 YEAR-END
NAME                       EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE($)
----                       -----------   -----------   -------------------------   ----------------------------
James V. Kelley..........      -0-           -0-         54,778 / 87,984                331,205 / 713,825
Robert L. Jones..........      -0-           -0-            0 / 5,000                               0 / 0
Jim Harwood..............      -0-           -0-          5,000 / 19,000                  22,550 / 22,550
John Robert Graves.......      -0-           -0-            0 / 14,000                              0 / 0
Gordon Lewis.............      -0-           -0-            0 / 14,000                              0 / 0

EXECUTIVE AGREEMENTS

     The Company has entered into Executive Severance Agreements with certain of its officers including James V. Kelley, Jim N. Harwood and John Robert Graves. The agreements continue through July 26, 2001, and provide that they are automatically extended in twelve (12) month increments unless the Company gives prior written notice of termination. These agreements provide for termination compensation in the event their employment terminates under certain conditions, as set forth in the agreements. In the event of a covered termination, the executive shall be entitled to receive a multiple of base period income equal to his annual base salary, plus the greater of the average of any incentive bonus payable to the executive for the Company's last two fiscal years or the executive's target bonus opportunity under the Company's annual incentive plan. The base period income multiple for Messrs. Kelley, Harwood and Graves is 3.00, 2.00, and 2.00, respectively. Termination compensation will be paid in cash or common stock of the Company at the election of the executive. If an executive is entitled to receive termination compensation, the Company would also be obligated to provide the same or substantially similar insurance coverages for a specified period for the executive and his beneficiaries in effect at the time of termination or, at the option of the executive, to include in the executive's termination compensation a lump sum amount equal to the value of such benefits. The specified period for Messrs. Kelley, Harwood and Graves is thirty-six months, twenty-four months, and twenty-four months, respectively. In addition, if any excise tax is imposed under Section 4999 of the Internal Revenue Code, as amended, on payments received, the Company will pay the executive a sum that will net him the amount he would have received if the excise tax had not been imposed.

     The Company has entered into Supplemental Executive Retirement Agreements with certain key employees including Robert L. Jones and Jim N. Harwood. The agreements are non-qualified, unfunded arrangements which provide additional retirement benefits to certain key employees to replace all or a portion of the executive's retirement benefits which were reduced when the Company amended its defined benefit plan to comply with provisions of the Internal Revenue Code, as amended. Under the agreements, the Company will pay the executives a Deferred Compensation Benefit provided the executive remains employed with the Company until normal retirement date or in the event of a Change of Control, as defined in the agreements. In the event of early retirement with approval of the Company's Board of Directors, the executive will receive a reduced portion of his Deferred Compensation Benefit. The executive will only be entitled to receive his Vested Accrued Benefit, as defined in the agreements, in the event of early retirement without Board approval. If the executive dies prior to the earlier of his normal retirement date or termination of employment, no benefits will be payable pursuant to the agreements. The Deferred Compensation Benefits of Messrs. Jones and Harwood are, respectively, $28,740 and $21,756 annually and are payable over a 10-year period in 120 equal monthly installments.

     Nacogdoches has entered into an Employment Agreement with Gordon Lewis. The agreement is automatically extended each day and in effect has a continuing two year term. The Agreement may be terminated by either party on thirty days notice or by Nacogdoches upon the employee's death or becoming disabled. If Nacogdoches terminates the agreement with Cause, as defined in the agreement, or if Mr. Lewis terminates the agreement without Good Reason-Change in Control, as defined in the agreement, the agreement shall terminate without further obligation to Mr. Lewis other than obligations owing or accrued to, vested in, or earned by Mr. Lewis through the date of termination ("Accrued Obligations"). If Mr. Lewis terminates the agreement with Good Reason-Change in Control, or if Nacogdoches terminates the agreement without Cause before or after the occurrence of a Change in Control, as defined in the agreement, Nacogdoches shall be obligated to pay Mr. Lewis in cash one lump sum within thirty days after the date of determination of the aggregate of all Accrued Obligations plus an amount equal to two (2) times Mr. Lewis' annual salary in effect at the time of such termination.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company and its subsidiaries have had, and expect to have in the future, banking transactions in the ordinary course of business with officers and directors of the Company and El Dorado, Magnolia, Camden, Ft. Smith, Alma, Stuttgart, Texarkana, Melbourne, Nacogdoches, Shreveport, Hope, Lewisville, Rayville, and the Trust Company; directors of the Company and El Dorado, Magnolia, Camden, Ft. Smith, Alma, Stuttgart, Texarkana, Nacogdoches, Melbourne, Shreveport, Hope, Lewisville, Rayville and the Trust Company; associates of such persons and principal Stockholders. Loans made to this group, including companies in which they are principal owners (10% or more ownership interest) amounted to approximately $31,853,000 as of December 31, 1998, which represents 12.46% of the Company's equity capital. Such transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others not affiliated with the Company, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Michael F. Mahony is a partner in the law firm of Mahony & Yocum, El Dorado, Arkansas. The Company retained such law firm as counsel for El Dorado during fiscal year 1998. Such firm received legal fees from El Dorado based upon an hourly basis at rates comparable to those prevailing in the market.

     First Land & Timber Corporation ("FLT"), of which Robert G. Dudley, the former Secretary of the Company, served as President and director and Michael F. Mahony and Robert C. Nolan also served as directors until June, 1998, leased certain real property to El Dorado on an annual basis composed of the parking lot at the main bank location of El Dorado and ground leases on real property occupied by the east and west motor bank branch locations of El Dorado. In June of 1998, El Dorado purchased said property from FLT for $285,000.

     During 1998, Arkansas Oklahoma Gas Co. had a line of credit from Ft. Smith in the principal amount of $6,000,000 at a variable rate of interest which is calculated as National Prime Rate minus 0.75% (interest adjusted and paid quarterly). The largest amount of indebtedness in 1998 was $4,400,000 and as of December 31, 1998, the outstanding indebtedness was $3,700,000. The W. R. Stephens, Jr. Trust and Elizabeth Ann Stephens Campbell Revocable Trust each own 33 1/3% of the shares of A.O.G. Corporation, which is a 100% owner of Arkansas Oklahoma Gas Co. See footnote 1 on page 13 of this Proxy Statement.

     El Dorado, Magnolia, Camden, Ft. Smith, Stuttgart, Texarkana, Melbourne, Hope and the Trust Company maintained brokerage accounts with Stephens Inc. in 1998 in which the total commissions earned by Stephens Inc. was $241,551. The Company's Defined Benefit Plan and Trust maintained an account with Stephens Capital Management ("SCM"), the investment advisor division of Stephens Inc., during 1998 in which earnings by SCM totaled $106,864. Stephens Inc. is a subsidiary of Stephens Group, Inc. See footnote 1 on page 16 of this Proxy Statement.

                                 ANNUAL REPORT

     The Annual Report to Stockholders for the fiscal year ended December 31, 1998, including financial statements and other matters of interest to Stockholders accompanies this Proxy Statement or has been previously mailed to you. Stockholders are referred to such Report for financial information about the activities of the Company, but such report is not incorporated into this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY PERSON RECEIVING A COPY OF THIS PROXY STATEMENT, UPON ORAL OR WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH A REQUEST SHOULD BE ADDRESSED TO JOHN
G. COPELAND, CHIEF FINANCIAL OFFICER, FIRST UNITED BANCSHARES, INC., MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS 71730, TELEPHONE (870) 863-3181.

                                 OTHER MATTERS

     So far as is now known to the management of the Company, there is no business other than that described herein to be presented to the Stockholders for action at the Meeting. Should other business properly come before the Meeting, votes may be cast pursuant to proxies with respect to any such business in the best judgment of the person acting under the proxies.

                             STOCKHOLDER PROPOSALS

     The 2000 Annual Meeting of Stockholders is presently scheduled to be held May 23, 2000. Any stockholder of the Company who wishes to have a proposal presented in the Company's Proxy Statement for such Meeting must deliver such proposal in writing in accordance with Rule 14a-8 promulgated under the Exchange Act, addressed to Mr. John G. Copeland, to the Company at its office at Main and Washington Streets, El Dorado, Arkansas 71730, not later than December 31, 1999.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors
                                            of
                                            FIRST UNITED BANCSHARES, INC.

                                                   /s/ JAMES V. KELLEY

                                            ------------------------------------
                                            James V. Kelley
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                                                      ADDENDUM A

                         FIRST UNITED BANCSHARES, INC.

                    1999 EMPLOYEES' LONG-TERM INCENTIVE PLAN

                         FIRST UNITED BANCSHARES, INC.

                    1999 EMPLOYEES' LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SECTION 1 -- PURPOSE........................................
SECTION 2 -- DEFINITIONS....................................
SECTION 3 -- ADMINISTRATION.................................
  Composition...............................................
  Power and Authority.......................................
  Hold Harmless.............................................
SECTION 4 -- ELIGIBILITY....................................
SECTION 5 -- SHARES SUBJECT TO THE PLAN AND MAXIMUM
  AWARDS....................................................
  Number of Shares..........................................
  Type of Common Stock......................................
  Cancellation..............................................
SECTION 6 -- STOCK OPTIONS..................................
  Special Definition........................................
  General Provisions........................................
  Incentive Stock Options...................................
  Performance Goals.........................................
  Vesting...................................................
  Dividend Equivalents......................................
  Manner of Exercise........................................
  Rights as Stockholder.....................................
SECTION 7 -- RESTRICTED STOCK...............................
  Special Definition........................................
  General Provisions........................................
  Performance Goals.........................................
  Vesting...................................................
  Enforcement of Restrictions...............................
  Lapse of Restrictions.....................................
  Shareholder Rights........................................
SECTION 8 -- PERFORMANCE SHARES.............................
  Special Definition........................................
  General Provisions........................................
  Satisfaction Performance Objectives.......................
  Not a Stockholder.........................................
  No Adjustments............................................
  Dividend Equivalent Payments..............................
SECTION 9 -- PHANTOM SHARES.................................
  Special Definition........................................
  Grants....................................................
  Phantom Share Account.....................................
  Distribution from Phantom Share Account...................
  Not a Stockholder.........................................
SECTION 10 -- STOCK APPRECIATION RIGHTS.....................
  Special Definition........................................
  General Provisions........................................
  Manner of Exercise........................................
  Payment...................................................

                                                              PAGE
                                                              ----
SECTION 11 -- GENERAL.......................................
  Adoption and Effective Date...............................
  Duration..................................................
  Transferability of Incentives.............................
  Effect of Termination of Employment.......................
  Additional Legal Requirements.............................
  Adjustment................................................
  Written Agreements........................................
  Withholding...............................................
  No Continued Employment...................................
  Amendment and Termination of the Plan.....................
  Immediate Acceleration of Incentives......................
  Governing Law.............................................
  Other Benefits............................................
  Deferral..................................................

                         FIRST UNITED BANCSHARES, INC.

                    1999 EMPLOYEES' LONG-TERM INCENTIVE PLAN

     First United Bancshares, Inc., a corporation organized and existing under the laws of the State of Arkansas (the "Corporation"), hereby establishes the 1999 Employees' Long-Term Incentive Plan (the "Plan"). This Plan is intended to replace the First United Bancshares, Inc. 1994 Equity Participation Plan, except that outstanding grants and awards made under such predecessor plan shall remain in effect until exercised or expired in accordance with their terms.

                                   SECTION 1

                                    PURPOSE

     This Plan is established to optimize the profitability and growth of the Corporation through the use of compensation incentives that link the financial interests of executives and other key employees with the interests of the Corporation and its shareholders. This Plan is further intended to provide flexibility to the Corporation in connection with its compensation practices and policies and to attract, retain and motivate officers, executives and other key employees through the grant of nonqualified stock options, incentive options, restricted stock, phantom and performance shares, and stock appreciation rights, all as more fully set forth below.

                                   SECTION 2

                                  DEFINITIONS

     2.1 "Act" means the Securities Exchange Act of 1934, as amended, including any rule, regulation or interpretation promulgated thereunder.

     2.2 "Board of Directors" or "Board" means the Board of Directors of the Corporation.

     2.3  "Change in Control" means and shall be deemed to occur if:

          a. Any "person," including any "group," determined in accordance with
     Section 13(d)(3) of the Act, other than a qualified employee benefit plan maintained by the Corporation or a Subsidiary, is or becomes the beneficial owner, directly or indirectly, of Common Stock of the Corporation or a Subsidiary representing more than 50% of the combined voting power of the Corporation's or Subsidiary's then outstanding securities, other than as a result of an issuance of securities initiated by the Corporation or open market purchases approved by the Board, as long as a majority of the Board approving the purchases are directors at the time the purchases are made.

          b. As a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing, a change in the members of the Board of Directors of the Corporation occurs which results in the exclusion of a majority of the "continuing board." For this purpose, the term "continuing board" means the members of the Board of Directors determined as of the effective date of this Plan and subsequent members of such Board who are elected by or on the recommendation of a majority of such "continuing board."

     The Board of Directors shall, in good faith, determine whether a Change in Control hereunder has occurred.

     2.4  "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Common Stock" means $1.00 par value voting common stock issued by the Corporation.

     2.6 "Employee" means a common law employee of the Corporation and/or its Subsidiaries, determined in accordance with the Corporation's standard personnel policies and practices.

     2.7 "Fair Market Value" means the mean of the closing bid and asked prices of Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ) national market or other exchange on which Common Stock is regularly traded on the date of the grant, the exercise of an Incentive or the lapse of restrictions applicable to an Incentive granted hereunder, as the case may be. If no Common Stock is traded on such date, then Fair Market Value shall be the mean of the closing bid and asked prices on the date Common Stock last traded on such system or exchange. If Common Stock is not regularly traded, then Fair Market Value shall be determined by the Board of Directors in good faith in accordance with generally accepted methods of valuation.

     2.8 "Incentive" means a right to purchase or receive shares of Common Stock in accordance with the terms of this Plan. An Incentive may be granted in the form of stock options, restricted stock, stock appreciation rights, phantom or performance shares, or any combination thereof.

     2.9 "Participant" means an Employee who is granted or awarded an Incentive under this Plan.

     2.10 "Plan" means this 1999 Employees' Long-Term Incentive Plan, as the same may be amended from time to time.

     2.11 "Subsidiary" means any corporation of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock.

     2.12  Other Definitions. The term "non-employee director" is defined in
Section 3.1 hereof; the terms "stock option" and "option" are defined in Section
6.1 hereof; the term "nonqualified stock option" is defined in Section 6.1 hereof; the term "incentive stock option" is defined in Section 6.1 hereof; the term "restricted stock" is defined in Section 7.1 hereof; the term "performance share" is defined in Section 8.1 hereof; the term "phantom share" is defined in
Section 9.1 hereof; the term "stock appreciation right" or "SAR" is defined in
Section 10.1 hereof; the term "Cause" is defined in Section 11.4 hereof; and the term "Effective Date" is defined in Section 11.1 hereof.

                                   SECTION 3

                                 ADMINISTRATION

     3.1 Composition. This Plan shall be administered by the Board of Directors; provided, however, that the Board, in its discretion, may delegate the administrative power and authority granted to it hereunder to a committee appointed by the Board, which committee shall consist solely of "non-employee directors" and be comprised of not less than two members. For this purpose, the term "non-employee director" shall have the meaning ascribed to it in Rule 16b-3 promulgated under the Act or any successor thereto. In the event of any such delegation, all references to the Board of Directors hereunder shall be deemed to include such committee.

     3.2 Power and Authority. The Board of Directors shall have the discretionary power and authority to award Incentives under the Plan, including determination of the terms and conditions thereof, to construe and interpret the provisions of the Plan and any form or agreement related thereto, to establish and adopt rules, regulations, and procedures relating to the Plan and to interpret, apply and construe such rules, regulations and procedures, and to make any other determination which it believes necessary or advisable for the proper administration of the Plan.

     Decisions, interpretations and actions of the Board of Directors concerning matters related to the Plan shall be final and conclusive on the Corporation, its Subsidiaries and stockholders and Participants and beneficiaries hereunder. Determinations hereunder need not be uniform, and the Board may make determinations selectively among the Participants who receive or are eligible to receive Incentives, whether or not such Participants are similarly situated.

     3.3 Hold Harmless. The Corporation shall indemnify and hold harmless the members of the Board of Directors and the individuals, including Employees of the Corporation or a Subsidiary, performing services on behalf of the Board of Directors hereunder, against any liability, cost or expense arising as a result of any claim asserted by any person or entity under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in connection with the Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of any such individual.

                                   SECTION 4

                                  ELIGIBILITY

     Employees of the Corporation and its Subsidiaries shall be eligible to receive Incentives under this Plan, when designated by the Board of Directors. Employees may be designated for participation hereunder individually or by groups or categories, in the discretion of the Board of Directors.

                                   SECTION 5

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     5.1 Number of Shares. Subject to adjustment as provided in Section 11.6 hereof, the number of shares of Common Stock which may be issued under the Plan shall not exceed four percent (4%) of the total number of shares of Common Stock which may be issued and outstanding, from time to time. Except as provided in this Section 5, the number of shares available for grant, transfer or issuance under the Plan shall be reduced by the number of shares actually granted, transferred or issued hereunder.

     5.2 Type of Common Stock. Common Stock issued in connection with the grant or award of an Incentive hereunder may be authorized and unissued shares or issued shares held as treasury shares or shares acquired on the open market or through private purchase.

     5.3 Cancellation. Shares of Common Stock covered by Incentives which are not earned or which are canceled, forfeited, terminated, expired or otherwise lapsed for any reason and options or stock appreciation rights which expire unexercised, are canceled or forfeited or which are exchanged for other forms of options or Incentives hereunder, shall again be available for grant as an Incentive under the Plan, to the extent permitted under Rule 16b-3 promulgated under the Act or any successor thereto.

                                   SECTION 6

                                 STOCK OPTIONS

     6.1 Special Definition. The term "stock option" or "option" means a right to purchase shares of Common Stock pursuant to an Incentive granted hereunder. Stock options granted hereunder may be nonqualified stock options or incentive stock options. A "nonqualified stock option" is an option which is designated as nonqualified and is not intended to meet the requirements of Section 422 of the Code; an "incentive stock option" is an option which is designated as such and which is intended to comply with the requirements imposed under Section 422 of the Code. All stock options shall comply with the provisions of Section 6.2 hereof, and incentive stock options shall comply with the provisions of Section
6.3 hereof.

     6.2 General Provisions. All stock options granted under this Plan shall be granted by the Board of Directors, in its discretion, subject to the following general terms and conditions:

          a. The number of shares of Common Stock subject to an option shall be determined by the Board of Directors at the time of grant.

          b. Except as provided in Section 6.3 hereof, the exercise price per share shall be determined by the Board of Directors, in its discretion.

          c. Subject to earlier termination as provided in Section 11.4 hereof, the term of each stock option shall be determined by the Board of Directors.

          d. The exercise of an option granted hereunder may be subject to such performance goals and objectives as the Board of Directors deems appropriate, in accordance with the provisions of Section 6.4 hereof.

          e. Each stock option shall be exercisable at such time or times during its term as may be determined by the Board of Directors, in accordance with the provisions of Section 6.5 hereof; provided, however, that no option shall be exercisable later than 10 years after its date of grant.

Stock options granted hereunder shall be evidenced by a written agreement between the Board of Directors and each affected Participant. Any such agreement shall identify the grant of the option as an incentive stock option or as a nonqualified stock option.

     6.3 Incentive Stock Options. In addition to the provisions of Section 6.2 hereof, each incentive stock option granted hereunder shall be subject to the following:

          a. The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation), shall not exceed $100,000. If and to the extent Fair Market Value exceeds $100,000, the affected portion of any incentive stock option shall be treated as a nonstatutory stock option.

          b. Incentive stock options must be granted within 10 years from the date on which this Plan is adopted.

          c. Unless sooner exercised, all incentive stock options shall expire no later than 10 years after the date of grant.

          d. Incentive stock options granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

          e. No incentive stock option shall be granted to any Participant who at the time such option is granted would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, determined in accordance with Section 422(b)(6) of the Code, unless the exercise price of such option is not less than 110% of the Fair Market Value of Common Stock determined at the time of grant.

          f. No incentive stock option shall be granted to any Participant who is not an employee (within the meaning of Section 3401 of the Code) of the Corporation or its Subsidiaries during the period described under Section 422(a)(2) of the Code.

          g. Notwithstanding any provision of this Plan to the contrary, the exercise price of an option granted hereunder shall not be less than Fair Market Value at the date of grant.

Any certificate or agreement evidencing an incentive stock option granted under the Plan shall contain such other provisions as the Board of Directors shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options under Section 422 of the Code.

     6.4 Performance Goals. The Board of Directors, in its discretion, may impose performance goals as a condition of exercise with respect to an option granted hereunder. Such performance goals may relate to the Corporation, a Subsidiary, a division, department or unit of the Corporation or a Subsidiary or any Participant or Employee or group of Participants or Employees hereunder. Such performance goals shall be achieved during the period designated by the Board of Directors.

     If the performance goals designated by the Board of Directors are achieved, options granted to each affected Participant shall be exercisable at such times as may be designated by the Board. In the event such objectives are not satisfied due to circumstances that, in the determination of the Board of Directors, are outside the control of the Corporation, a Subsidiary, or the Participant, the Board, in its sole discretion, may provide for the exercise, in full, of the option, a lesser exercise or the cancellation of the option.

     6.5 Vesting. Unless otherwise provided in any agreement evidencing an option granted hereunder, subject to any additional limitations imposed under
Section 6.4 hereof, and subject to earlier termination as provided in Section
11.4 hereof, any such option shall vest and be exercisable over a four-year period, as follows:

          a. 25% of the aggregate number of shares of Common Stock subject to such option shall vest and be exercisable on the first anniversary date of the grant of such option;

          b. An additional 25% of the aggregate number of shares of Common Stock subject to such option shall vest and be exercisable on the second anniversary date of the grant of such option;

          c. An additional 25% of the aggregate number of shares of Common Stock subject to such option shall vest and be exercisable on the third anniversary date of the grant of such option; and

          d. An additional 25% of the aggregate number of shares of Common Stock subject to such option shall vest and be exercisable on the fourth anniversary date of the grant of such option.

To the extent not exercised, such installments shall cumulate and be exercisable during the term of the affected option.

     6.6 Dividend Equivalents. The Board of Directors, in its discretion, may grant dividend equivalents in connection with an option granted hereunder. Dividend equivalents may be granted in cash or in the form of Common Stock and shall be subject to such additional terms and conditions as the Board of Directors, in its sole discretion, deems appropriate.

     6.7 Manner of Exercise. A stock option may be exercised, in whole or in part, by providing written notice to the Board of Directors, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares.

     The option price shall be payable to the Corporation in the form of cash (including cash equivalents) or, if permitted under the terms and conditions applicable to a specific option grant, by delivery of previously acquired shares of Common Stock held by the Participant, or in such other manner as may be authorized, from time to time, by the Board of Directors. Common Stock tendered to the Corporation in payment of the option price shall be valued at its Fair Market Value as of the date of exercise.

     A Participant or group of Participants may exercise stock options and contemporaneously sell the shares of Common Stock acquired thereby pursuant to a brokerage or similar arrangement, provided that the proceeds thereof are applied to the payment of the purchase price of the shares. Any such transaction shall be with the consent of the Board of Directors.

     As soon as practicable after the receipt of written notification or exercise and payment of the option price in full, the Board of Directors shall cause the Corporation to deliver to the Participant, registered in the Participant's name, certificates representing shares of Common Stock in the appropriate amount.

     6.8 Rights as Stockholder. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a Participant shall have no rights as a stockholder with respect to the shares subject to such option.

                                   SECTION 7

                                RESTRICTED STOCK

     7.1 Special Definition. The term "restricted stock" means shares of Common Stock which are sold or transferred by the Corporation to a Participant at a price which may be below Fair Market Value, or for no payment, but subject to restrictions on sale or other transfer by the Participant.

     7.2 General Provisions. The Board of Directors may grant shares of restricted stock, in its discretion, subject to the following terms and conditions:

          a. The number of shares to be transferred or sold by the Corporation to a Participant as restricted stock shall be determined by the Board of Directors.

          b. The Board of Directors shall determine the price, if any, at which shares of restricted stock shall be sold, which may vary from time to time and which may be below the Fair Market Value of such shares as of the date of sale.

          c. All shares of restricted stock transferred or sold to a Participant hereunder shall be subject to such terms, conditions and restrictions for such period or periods as the Board of Directors, in its discretion, may determine, subject to the provisions of Section 7.3 and 7.4 hereof (including, without limitation, restrictions on transfer, forfeiture provisions, and restrictions based upon the achievement of specified performance goals and objectives), and subject to earlier forfeiture as described in Section 11.4 hereof.

     Each grant of restricted stock hereunder shall be evidenced by a written agreement between the Board of Directors and each affected Participant.

     7.3 Performance Goals. The Board of Directors, in its discretion, may impose performance goals as a condition to the grant of restricted stock hereunder. Such performance goals may relate to the Corporation, a Subsidiary, a division, department or unit of the Corporation or a Subsidiary or any Participant or Employee or group of Participants or Employees hereunder. Such performance goals shall be achieved during the period designated by the Board of Directors.

     If the performance goals designated by the Board of Directors are achieved, restricted stock granted hereunder shall be transferable by the affected Participant in the manner designated by the Board. In the event such objectives are not satisfied due to circumstances that, in the determination of the Board of Directors, are outside the control of the Corporation, a Subsidiary, or the Participant, the Board, in its sole discretion, may provide for the transferability of a lesser number of shares of restricted stock or the forfeiture of the restricted stock, in its entirety.

     7.4 Vesting. Unless otherwise provided in any agreement evidencing the grant of restricted stock hereunder, subject to any additional limitations imposed in accordance with Section 7.3 hereof, and subject to early termination as provided in Section 11.4 hereof, shares of restricted stock granted hereunder shall vest and become transferable upon the fifth anniversary of the date of grant hereunder.

     7.5 Enforcement of Restrictions. In order to enforce any restrictions imposed by the Board of Directors pursuant to Sections 7.3 or 7.4 hereof, a Participant receiving a grant of restricted stock hereunder shall enter into an agreement with the Corporation setting forth the conditions of the grant. Each certificate issued with respect to restricted shares shall bear such legends as the Board of Directors, in its sole discretion, shall deem necessary or appropriate. The Board, in its discretion, may additionally require that shares of restricted stock registered in the name of the Participant be deposited, together with a stock power endorsed in blank, with the Corporation.

     7.6 Lapse of Restrictions. At the end of any period during which the shares of restricted stock are subject to forfeiture or restriction on transfer, such restrictions shall lapse and a certificate representing the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered to the Participant free of restriction, except as may be imposed by applicable law or as provided herein.

     7.7 Shareholder Rights. Subject to any restrictions or limitations imposed by the Board of Directors, each Participant receiving restricted stock hereunder shall have the full voting rights of a stockholder with respect to such shares during any period in which the shares are subject to forfeiture or restriction on transfer. During any period of restriction hereunder, dividends paid in cash or property with respect to the underlying shares of restricted stock shall be paid to the Participant currently, accrued by the Corporation as a contingent obligation or converted to additional shares of stock, in the discretion of the Board of Directors.

                                   SECTION 8

                               PERFORMANCE SHARES

     8.1 Special Definition. The term "performance share" means the right to receive or purchase (at a price which may be below Fair Market Value) Common Stock upon the completion of certain performance objectives.

     8.2 General Provisions. The Board of Directors may grant performance shares, in its discretion, subject to the following terms and conditions:

          a. The number of shares granted to a Participant shall be determined by the Board of Directors.

          b. Each performance share shall be subject to performance objectives established by the Board of Directors. Performance objectives may relate to the Corporation, a Subsidiary, a division, department or unit of the Corporation or a Subsidiary or any Participant or group of Participants. Such performance objectives shall be achieved during the period designated by the Board of Directors.

          c. All performance shares shall be subject to such additional restrictions for such period or periods as the Board of Directors, in its discretion, may determine, and shall be subject to early termination as provided in Section 11.4 hereof.

          d. The Board of Directors, in its discretion, may establish a purchase price for the acquisition of shares of Common Stock upon the completion of the performance objectives, if any, which price may be below Fair Market Value.

Each grant of performance shares shall be evidenced by a written agreement between the Board of Directors and each affected Participant.

     8.3 Satisfaction Performance Objectives. If the performance objectives designated by the Board of Directors are achieved, each affected Participant shall be paid in the manner designated by the Board of Directors. Payment shall be made in the form of (a) the number of shares of Common Stock equal to the number of performance shares initially granted to that Participant, (b) the right to purchase Common Stock at a price designated by the Board of Directors, which price may be below Fair Market Value, (c) a cash payment of the Fair Market Value of Common Stock in an amount equal to the number of performance shares granted to the Participant, or (d) a combination thereof.

     If such objectives are not satisfied due to circumstances that, in the determination of the Board of Directors, are outside the control of the Corporation or the Participant, the Board of Directors, in its discretion, may provide for payment in full of the Incentive, lesser payment or cancellation.

     8.4 Not a Stockholder. The award of performance shares shall not entitle a Participant to exercise the rights of a stockholder of the Corporation with respect to such shares, until the transfer of shares of Common Stock with respect to such award.

     8.5 No Adjustments. No adjustment shall be made in performance shares awarded to account for cash dividends paid or other rights issued to the holders of Common Stock prior to the end of any period with respect to which performance objectives are applicable.

     8.6 Dividend Equivalent Payments. The Board of Directors, in its discretion, may award to a Participant granted performance shares hereunder dividend equivalent payments or similar rights. If so granted, an adjustment shall be made in the number of performance shares.

                                   SECTION 9

                                 PHANTOM SHARES

     9.1 Special Definition. The term "phantom share" means a bookkeeping entry to the credit of a Participant which represents a share of Common Stock.

     9.2 Grants. Phantom shares shall be granted in the discretion of the Board of Directors, subject to the following terms and conditions.

          a. The number of phantom shares granted to a Participant shall be determined by the Board of Directors.

          b. The price for such shares, if any, shall be determined by the Board of Directors and may be less than the fair market value of Common Stock at the time of grant.

          c. Phantom shares shall be subject to such restrictions for such time or times as the Board of Directors shall determine, including the early termination provisions described in Section 11.4 hereof.

Grants of phantom shares shall be evidenced by a written agreement between the Board of Directors and each affected Participant.

     9.3 Phantom Share Account. Phantom shares granted to a Participant shall be credited to a "phantom share account" established and maintained for such Participant on the books and records of the Corporation or a Subsidiary thereof, as the case may be. Such account shall be a bookkeeping entry only and shall not require the Corporation or any Subsidiary to segregate or otherwise earmark assets. No shares of Common Stock shall be issued or issuable at the time a phantom share is credited to a Participant's phantom share account.

     An amount equal to dividends payable with respect to Common Stock represented by the credit of phantom shares to a Participant's phantom share account shall be credited to such account. Any stock dividend, stock split or other recapitalization shall be reflected in the credits made to a Participant's phantom share account.

     9.4 Distribution from Phantom Share Account. All phantom shares granted to a Participant shall be distributable in accordance with the terms and conditions imposed by the Board of Directors. When any such share is or becomes distributable, the affected Participant shall be entitled to receive a distribution from the Corporation in such form (which may include shares of Common Stock, cash or a combination thereof) as the Board of Directors shall determine.

     9.5 Not a Stockholder. The credit of phantom shares to a Participant shall not entitle such Participant to exercise the rights of a stockholder of the Corporation, until the issuance of shares of Common Stock with respect to such credit.

                                   SECTION 10

                           STOCK APPRECIATION RIGHTS

     10.1 Special Definition. The term "stock appreciation right" or "SAR" means a right to receive, without payment, shares of Common Stock, cash or a combination thereof, determined in accordance with the provisions of this
Section 10. Stock appreciation rights granted hereunder may relate to an option granted under the Plan (whether an outstanding option or an option granted contemporaneous with the SAR) or stock appreciation rights may be granted separately, without regard to any other Incentive.

     10.2 General Provisions. All stock appreciation rights shall be granted by the Board of Directors, in its discretion, subject to the following general terms and conditions:

          a. Each SAR granted hereunder shall relate to the number of shares of Common Stock determined by the Board of Directors. Unless otherwise provided by the Board, if a SAR is granted in tandem with an option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the option related to the SAR is exercised or the option shall be reduced in the same proportion that the SAR is exercised, as the case may be.

          b. Subject to earlier termination as provided in Section 11.4 hereof, the term of each SAR shall be determined by the Board of Directors.

          c. Each SAR granted hereunder shall be exercisable at such time or times during its term as may be determined by the Board of Directors; provided, however, that no SAR shall be exercisable later than 10 years after the date of grant. Unless otherwise provided by the Board of Directors, each SAR granted in tandem with an option shall be exercisable at such times, to the extent and upon such terms and conditions as the stock option to which it relates is exercisable.

Stock appreciation rights granted hereunder shall be evidenced by a written agreement between the Board of Directors and each affected Participant.

     10.3 Manner of Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Corporation, specifying the number of SARs that the holder thereof intends to exercise. The date that the Corporation receives such written notice shall be referred to herein as the "exercise date." The Corporation shall, promptly after the exercise date, deliver to the exercising Participant certificates for shares of Common Stock or cash or a combination thereof in an amount determined in accordance with Section 10.4 hereof; provided, however, that any payment hereunder may be delayed for any period necessary to comply with the requirements of the Act.

     10.4 Payment. Subject to the right of the Board of Directors to deliver cash in lieu of shares of Common Stock or for fractional shares, the number of shares of Common Stock that shall be issuable upon the exercise of an SAR shall be determined by dividing:

          a. The number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in such shares; by

          b. The Fair Market Value of a share of Common Stock on the exercise date.

For this purpose, "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (a) in the case of a SAR related to a stock option, the option price of the shares of Common Stock subject to the option, or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount equal to the Fair Market Value of a share of Common Stock on the date of grant.

                                   SECTION 11

                                    GENERAL

     11.1 Adoption and Effective Date. This Plan was adopted by the Board of Directors on March 15, 1999 (its "Effective Date"), subject to its approval by the affirmative vote of the holders of a majority of the Common Stock of the Corporation present or represented at the immediately succeeding annual meeting of its shareholders. Unless approved within one year after the date of the Plan's adoption by the Board of Directors of the Corporation, the Plan shall not be effective for any purpose. Prior to the approval of the Plan by the shareholders of the Corporation, the Board of Directors may award Incentives hereunder, but if such approval is not received in the specified period, such awards shall be void and of no effect.

     11.2 Duration. The Plan shall commence on its Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan pursuant to Section 11.10 hereof, until all Incentives granted under the Plan have been satisfied by the issuance of shares of Common Stock or terminated and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentive shall be granted under the Plan after the 10th anniversary of the date on which the Plan is approved by the Corporation's stockholders.

     11.3  Transferability of Incentives. Except as expressly provided in this
Section 11.3, no Incentive granted hereunder may be transferred, pledged, assigned, hypothecated, alienated or otherwise encumbered or sold by the holder thereof whether by operation of law or otherwise and whether voluntarily or involuntarily (except in the event of the holder's death by will or the laws of descent and distribution) and neither the Board of Directors nor the Corporation shall be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, an Incentive may be exercised only by the Participant or by the Participant's guardian or legal representative.

     Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may provide that any nonqualified option, restricted stock, performance share or unit or SAR awarded hereunder may be transferred by a Participant to members of such Participant's immediate family, any trust for the benefit of such family members, and/or partnerships whose partners are such family members, but such transferees may not transfer such Incentives to third parties. For purposes of this Section 11.3, the term "immediate family" shall have the meaning ascribed to such term in Rule 16a-1(e) promulgated under the Act.

     Each transferee shall be subject to the terms and conditions applicable to the Incentive prior to such transfer and, prior to any transfer hereunder, each such transferee and the related Participant shall enter into a written agreement with the Board of Directors acknowledging such terms and conditions, including, but not limited to, the conditions with regard to the liability for payment of any and all taxes, as well as any other restriction determined to be reasonably necessary by the Board of Directors. To the extent the Board of Directors determines that any transfer hereunder would result in the loss of the exemption provided under Rule 16b-3 of the Act or a similar provision, such transfer shall be deemed invalid.

     11.4 Effect of Termination of Employment. In the event that a Participant ceases to be an Employee of the Corporation or a Subsidiary on account of death, disability, retirement or a voluntary or involuntary termination, other than for Cause (as defined below), an Incentive granted hereunder shall be exercised or expire at such times as may be expressly determined by the Board of Directors; provided, however, that any extension of the exercise term by the Board of Directors hereunder shall not exceed the original term of the Incentive. In the absence of any such express determination, the following rules shall apply:

          a. If any such termination occurs on account of retirement on or after the date on which a Participant attains age 65 or on account of retirement prior to such date with the consent of the Corporation, all restrictions on all shares of restricted stock shall immediately lapse, all outstanding options shall be immediately exercisable, and all other performance objectives or other restrictions on Incentives granted under the Plan shall be deemed to be satisfied or lapsed. All such Incentives shall be and remain exercisable until the earlier of 24 months from the date of such retirement or the expiration of the original term of the Incentive. For purposes of this subsection a, the Board of Directors shall determine whether a termination constitutes a retirement hereunder.

          b. In the event any such termination is on account of disability (as determined in the discretion of the Board of Directors), the provisions of
     Section 11.4a shall apply, but such Incentives shall be and remain exercisable during the 12-month period following the date of such termination or the original term of the Incentive, if shorter.

          c. In the event of a voluntary or involuntary termination, other than for Cause (as defined below), the affected Participant shall be entitled to exercise the vested and nonforfeitable portion of any Incentive granted hereunder during the 120-day period following such termination or the original term of any such Incentive, if shorter.

          d. If a Participant hereunder dies while employed by the Corporation or a Subsidiary, the executors or administrators of such Participant's estate shall be entitled to exercise the vested portion of any Incentive granted hereunder during the 12-month period following such Participant's death or the original term of the Incentive, if shorter.

     If a Participant's employment with the Corporation or a Subsidiary is terminated for "Cause," all rights of such Participant under any Incentive shall expire, be terminated or forfeited upon receipt by such

Participant of written notice of such termination. For this purpose, the term "Cause" shall mean (a) the willful and continued failure to a Participant hereunder to perform his or her duties, as established by the Board of Directors of the Corporation or a Subsidiary, (b) a material breach by a Participant of his or her fiduciary duties of loyalty and care to the Corporation (or a Subsidiary), (c) a Participant's conviction of a felony, or (d) the willful, flagrant, deliberate and repeated infraction of material published policies and regulations of the Corporation (or a Subsidiary) of which a Participant has actual knowledge. The Board of Directors shall determine whether Cause exists hereunder, in good faith. If the Board determines that Cause has occurred, the Board of Directors shall provide the affected Participant with written notice of its decision, including a description of the circumstances constituting such Cause. The affected Participant shall be provided with a 30-day period (measured from the date of such notice) within which to cure such Cause. If such Cause is timely cured (determined in good faith by the Board of Directors), Incentives awarded to the affected Participant shall be subject to the expiration provisions of Section 11.4c hereof, unless otherwise specified in the grant or award evidencing such Incentives.

     The Board of Directors may provide with respect to any Incentive granted hereunder that if a Participant ceases to be an Employee of the Corporation or a Subsidiary for any reason and then "competes" with the business or operations of the Corporation or a Subsidiary, such Participant shall forfeit any stock options not yet exercised, any restricted stock with respect to which the restrictions have not yet lapsed, and any credits to such Participant's phantom share account. The Board of Directors shall determine, in accordance with applicable law, whether a Participant's activity constitutes competition for purposes of this Section 11.4

     11.5 Additional Legal Requirements. The obligation of the Corporation or any of its Subsidiaries to deliver Common Stock to any Participant hereunder shall be subject to all applicable laws, regulations, rules and approvals deemed necessary or appropriate by the Corporation. Certificates for shares of Common Stock issued pursuant to this Plan may be legended as the Board of Directors shall deem appropriate.

     11.6 Adjustment. In the event of any merger, consolidation or reorganization of the Corporation with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction.

     In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Corporation does not receive consideration, the number of shares of Common Stock then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such substitution or adjustment, the purchase price of any option, the performance objectives applicable to any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted to the extent necessary to prevent the dilution or enlargement of any right granted hereunder, determined in the discretion of the Board of Directors.

     11.7 Written Agreements. The terms of each Incentive shall be stated in a plan or agreement approved by the Board of Directors. Neither the Board of Directors nor the Corporation shall be required to grant any Incentive hereunder to any Participant, unless such Participant executes such agreements or provides such representations as the Board of Directors deems appropriate.

     11.8 Withholding. The Corporation shall have the right to withhold from any payment made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld.

     If permitted under the terms and conditions of any specific Incentive granted hereunder, a Participant required to pay to the Corporation an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock may satisfy this obligation, in whole or in part, by electing to have the Corporation withhold from the distribution shares of Common Stock having a Fair Market Value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value on the date that the amount of tax to be withheld shall be determined. Subject to the specific terms and conditions of any Incentive granted hereunder, the Board of Directors may disapprove of any such election, may suspend or terminate the right to make elections or may provide with respect to any Incentive that the right to make elections shall not apply. Once delivered to the Board of Directors, an election shall be irrevocable. Any such election shall comply with such additional restrictions as may be imposed under Rule 16b-3 promulgated under the Act.

     11.9 No Continued Employment. No Participant under the Plan shall have any right to continue in the employ of the Corporation or a Subsidiary for any period of time or to any right to continue his or her present or any other rate of compensation on account of participation in the Plan.

     11.10 Amendment and Termination of the Plan. The Board of Directors may amend or discontinue the Plan at any time, in its sole discretion; provided, however, that no such amendment or discontinuance shall materially change or impair, without the consent of each affected Participant, the terms and conditions of an Incentive previously granted hereunder.

     11.11 Immediate Acceleration of Incentives. Notwithstanding any provision in the Plan or in any Incentive to the contrary and subject to any limitation imposed under the Act (a) the restrictions on all shares of restricted stock awarded under the Plan shall immediately lapse, (b) all outstanding options shall become exercisable immediately, and (c) all performance objectives or other restrictions on Incentives granted under the Plan shall be deemed to be satisfied or lapsed and payment made immediately, upon the occurrence of a Change in Control. Incentives subject to the provisions of this Section 11.11 shall be and remain exercisable for the 24-month period following any such Change in Control.

     11.12 Governing Law. The Plan and any Incentive granted under the Plan shall be governed by the laws of the State of Arkansas.

     11.13 Other Benefits. Incentives granted to a Participant under the terms of the Plan shall not impair or otherwise reduce such Participant's compensation, life insurance or other benefits provided by the Corporation or its Subsidiaries; provided, however, that the value of Incentives shall not be treated as compensation for purposes of computing the value or amount of any such benefit.

     11.14 Deferral. If permitted by the Board of Directors, a Participant may elect to enter into a written agreement with the Corporation providing for the deferral of any form of payment hereunder (whether in the form of cash or Common Stock), subject to such terms and conditions as the Board of Directors may deem appropriate.

     THIS PLAN was adopted by the Board of Directors of First United Bancshares, Inc. on March 15, 1999, to be effective as of the time determined under Section
11.1 hereof.

                                            FIRST UNITED BANCSHARES, INC.

                         FIRST UNITED BANCSHARES, INC.
             Main and Washington Streets El Dorado, Arkansas 71730
                   ANNUAL STOCKHOLDERS MEETING, May 25, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder(s) of FIRST UNITED BANCSHARES, INC., hereby constitutes and appoints JAMES V. KELLEY and JOHN G. COPELAND, or either of them, the true and lawful agent and attorney-in-fact for the undersigned, with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock owned by the undersigned or registered in the name of the undersigned on March 25, 1999, at the Annual Meeting of Stockholders to be held on May 25, 1999, at 2:00 p.m., or at any and all adjournments thereof.

1. Proposal to elect the following nominees as directors of the Company.

  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN         [ ] WITHHOLD AUTHORITY

   E. Larry Burrow, Claiborne P. Deming, Al Graves, Jr., Tommy Hillman, James V. Kelley, Roy E. Ledbetter, Michael F. Mahony, Richard H. Mason, Jack W. McNutt, George F. Middlebrook, III, R. Madison Murphy, Robert C. Nolan, Cal Partee, Jr., Carolyn Tennyson and John D. Trimble, Jr.

THE UNDERSIGNED STOCKHOLDER(S) MAY WITHHOLD AUTHORITY TO VOTE FOR ANY SINGLE NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE. IF THIS PROXY IS EXECUTED BY THE UNDERSIGNED STOCKHOLDER(S) AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION FOR ANY NOMINEE, THIS SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

2. Proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company.

  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN         [ ] WITHHOLD AUTHORITY

3. Proposal to consider and adopt the First United Bancshares, Inc. Employees' Long-Term Incentive Plan.

  [ ] FOR         [ ] AGAINST         [ ] ABSTAIN         [ ] WITHHOLD AUTHORITY

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any and all adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                                             Dated:
                                             -----------------------------------

                                             -----------------------------------
                                             (signature)

                                             -----------------------------------
                                             (signature if jointly held)

                                             Please sign exactly as the name
                                             appears on your stock
                                             certificate(s). When shares are
                                             held by joint tenants, both should
                                             sign. When signing as attorney,
                                             executor, administra tor, trustee
                                             or guardian, please sign in full
                                             corporate name and have signed by
                                             the president or other duly
                                             authorized officer. If a
                                             partnership, please sign in
                                             partnership name by the authorized
                                             person.

                                             Please mark, sign, date and return
                                             this proxy card promptly, using the
                                             enclosed envelope.

                                             IF YOU PLAN ON ATTENDING THE ANNUAL
                                             STOCKHOLDERS MEETING IN PERSON,
                                             PLEASE INDICATE SO BY CHECKING THE
                                             FOLLOWING BOX. [ ]